Exhibit 21

                         ENRON CORP.
                  AND SUBSIDIARY COMPANIES
 Subsidiary and Limited Partnership Interests as of 12/31/00

Subsidiary, Place of Incorporation
 ATLANTIC COMMERCIAL FINANCE B.V., i.l., (Cayman Islands)
 ATLANTIC COMMERCIAL FINANCE, INC , (Delaware)
     Compression Projects Finance Ltd., (Cayman Islands)
     EDC Atlantic Ltd., (Cayman Islands)
     Enron Equity Corp., (Delaware)
          Enron Dominican Republic Ltd., (Cayman Islands)
             Smith/Enron Cogeneration Limited Partnership,
              (Turks & Caicos Isles)
             Smith/Enron O&M Limited Partnership,
              (Turks & Caicos Isles)
      Enron Dominican Republic Operations Ltd.,
       (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                   (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                   (Turks & Caicos Isles)
          Enron Global Power & Pipelines LLC, (Delaware)
               Enron Dominicana Holding Limited,
                (Cayman Islands)
                    Enron Dominicana Limited Partnership,
                         (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
          Enron Holding Company L.L.C., (Delaware)
               Enron Dominican Republic Ltd., (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                      (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                      (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd.,
                (Cayman Islands)
                    Smith/Enron Cogeneration Limited
                    Partnership, (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                      (Turks & Caicos Isles)
               Enron Global Power & Pipelines LLC, (Delaware)
                    Enron Dominicana Holding Limited,
                     (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
     Enron International Holdings Corp., (Delaware)
          Enron Global Inc., (Delaware)
               Enron Holding Company L.L.C., (Delaware)
                    Enron Dominican Republic Ltd., (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
           Enron Dominican Republic Operation Ltd., (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                           (Turks & Caicos Isles)
                    Enron Global Power & Pipelines LLC, (Delaware)
             Enron Dominicana Holding Limited, (Cayman Islands)
                              Enron Dominicana Limited
                               Partnership, (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                         (Turks & Caicos Isles)
          Enron Holding Company L.L.C., (Delaware)
               Enron Dominican Republic Ltd., (Cayman Islands)
           Smith/Enron Cogeneration Limited Partnership,
              (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                         (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd.,
                (Cayman Islands)
           Smith/Enron Cogeneration Limited Partnership,
              (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                         (Turks & Caicos Isles)
               Enron Global Power & Pipelines LLC,(Delaware)
                    Enron Dominicana Holding Limited, (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                           (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
ATLANTIC WATER TRUST, (Delaware)
     Azurix Corp., (Delaware)
                    AEL Finance B.V., (The Netherlands)
          Azurix AGOSBA Holdings Ltd., (Cayman Islands)
               Azurix AGOSBA Ltd., (Cayman Islands)
          Azurix AGOSBA S.R.L., (Argentina)
                     Azurix Argentina Holding, Inc., (Delaware)
                                   Azurix Misiones S.R.L., (Argentina)
                        Azurix AGOSBA S.R.L., (Argentina)
                     Azurix Brasil Holdings Ltd., (Cayman Islands)
                                 Azurix Brasil Development Ltd.,
                                 (Cayman Islands)
                                              Azurix Brasil Investments
                                               Ltd., (Cayman Islands)
Azurix Brasil RDM Ltda., (Brazil)
                    Azurix Buenos Aires Investments Ltd., (Cayman Islands)
                               Azurix Argentina Finance Ltd.,
                                (Cayman Islands)
          Azurix Cancun B.V., (The Netherlands)
                              Azurix Cancun S. de R.L. de C.V., (Mexico)
                                          Desarrollos Hidraulicos de
                                           Cancun S.A. de C.V., (Mexico)
                                                  Aguakan, S.A. de C.V.,
                                                   (Mexico)
                               Azurix Israel Ltd., (Israel)
          Azurix Chaoyang Holdings ltd., (Cayman Islands)
                                Azurix Chaoyang Investments Ltd., (Mauritius) Azurix Chile Holdings Ltd., (Cayman Islands)
                     Azurix Buenos Aires Investments Ltd., (Cayman Islands) Azurix eServices, Inc., (Delaware)
          Azurix Finance Corp., (Delaware)
                     Azurix Florida, Inc., (Delaware)
                    Azurix (Germany) B.V., (The Netherlands)
                                Azurix Butzbach Holdings GmbH, (Germany)
                                        Lurgi Bamag GmbH, (Germany)
                                                Lurgi Bamag Do Brasil Ltda.,
                                                 (Brazil)
                                                 Lurgi Invent Limited,
                                                  (England)
                     Azurix Ghana Ltd., (Cayman Islands)
                     Azurix Ghana Operations Ltd., (Cayman Islands)
                     Azurix Industrials Corp., (Delaware)
                             Azurix Industrial Operations Corp., (Texas)
                     Azurix International Limited, (England)
                     Azurix Islands Ltd., (Cayman Islands)
                     Azurix Jamaica Ltd., (Cayman Islands)
          Azurix Kuwait Ltd. , (Cayman Islands)
          Azurix Ltd., (Cayman Islands)
               Azurix Europe Ltd., (England)
                      Azurix Madera Corp., (Delaware)
                     Azurix Mexico City B.V., (The Netherlands)
                              Azurix Mexico City, S. de R.L. de C.V., (Mexico)
                                        Agua Industrial de
                                         Matamoros, S.A. de C.V., (Mexico)
                    Azurix Isla Mujeres B.V., (The Netherlands)
                              Azurix Cancun S. de R.L. de C.V., (Mexico)
                                          Desarrollos Hidraulicos de
                                           Cancun S.A. de C.V., (Mexico)
                                                 Aguakan,S.A. de C.V.,
                                                  (Mexico)
                    Azurix Misiones S.R.L., (Argentina)
          Azurix Mendoza Holding Inc., (Delaware)
               Enron Capital & Trade Resources Argentina S.A., (Argentina) Azurix Misiones Holdings Ltd., (Cayman Islands)
               Azurix Misiones Ltd., (Cayman Islands)
                              Operadora de Misiones S.R.L., (Argentina)
                             Operadora de Misiones S.R.L., (Argentina)
                    Azurix North America Corp., (Delaware)
                             Azurix North America (USA), Inc., (Delaware)
                                        Azurix CDM Inc., (Washington)
                                        Azurix North America Underground
                                        Infrastructure, Inc., (Arizona)
                                       Azurix North America Operations
                                        and Maintenance, Inc., (Texas)
                                        Azurix North America Operations
                                         and Maintenance, Inc., (Delaware)
                                        Azurix North America Underground
                                         Infrastructure, Inc., (Louisiana)
                                                 Magnolia Construction
                                                  Company, (Louisiana)
                                        Enviroganics of Texas, Inc., (Texas)
                                        Azurix North America Underground
                                         Infrastructure, Inc., (Delaware)
                                                 Azurix North America
                                                  Underground Infrastructure,
                                                  Inc., (Florida)
                                        Philip Automated Management Controls,
                                         Inc., (Georgia)
                                        Philip Utilities Management (Indiana)
                                         Corporation, (Indiana)
                                        Azurix North America Underground
                                         Infrastructure, Inc., (Maine)
                                        Philip Utilities Management
                                         (Massachusetts) Corporation,
                                         (Massachusetts)
                                        Philip Utilities Management
                                         (New Jersey) Corporation,
                                         (New Jersey)
                                                 Utility Management &
                                                  Engineering Inc.,
                                                  (New Jersey)
                                        Philip Utilities Management
                                         (Texas) Corporation, (Texas)
                                                Dittman-Merka Enterprises,
                                                 Inc., (Texas)
Southwest Utilities, Inc., (Texas)
Walker Water Works, Inc., (Texas)
                                        Trimax Residuals Management (USA),
                                         Inc., (Delaware)
                             Azurix North America (Canada) Corp., (Ontario)
                                     Braemar Acres Limited, (Ontario)
                                      1242204 Ontario, Inc., (Ontario)
                                      Rockcliffe Research Management,
                                       Inc., (Canada Federal)
                                                 Braemar Acres Limited,
                                                  (Ontario)
                                      Azurix North America Engineering
                                       Corp., (Ontario)
                                                Horseshoe Carbons
                                                 Incorporated, (Ontario)
                                       Terratec Environmental Ltd.,
                                        (Ontario)
                                                  Prism Resource Management
                                                   Limited, (Ontario)
KON-MAG Ltd., (Ontario)
                                       Trimax Residuals Management Inc,
                                        (Delaware)
                                       Uniflo Drain Services Inc., (Ontario)
                                                  1291063 Ontario, Inc.,
                                                   (Ontario)
                                       Uniflo Utilities Management
                                        Corporation, (Canada Federal)
                                        Construction & Pavage (Nord)
                                                  American Ltee., (Quebec)
Canarehab, Inc., (Canada Federal)
                                                  Uniflo Corporation,
                                                   (Ontario)
                                                  Uniflo Pipeliners East
                                                   Inc., (Ontario)
                                                  Uniflo Sewer Services
                                                   Inc., (Ontario)
          Azurix Rio Holdings Ltd., (Cayman Islands)
                            Azurix Campos Grande Investments Ltd.,
                             (Cayman Islands)
                            Azurix Cuiaba Investments Ltd.,
                         (Cayman Islands)
                             Azurix Lagos Invetsments Ltd.,
                         (Cayman Isands)
                                    Azurix South America Ltda., (Brazil)
                    SCE - Sociedade Carioca de Energia (Brazil)
                            Azurix Manaus Investments Ltd., (Cayman Islands)
               Azurix Rio Investments Ltd., (Cayman Islands)
                    SCE - Sociedade Carioca de Energia Ltda., (Brazil)
                    SPE - Sociedade Paulista de Energia Ltda., (Brazil)
                            Azurix South America Ltda., (Brazil)
               SCE - Sociedade Carioca de Energia Ltda., (Brazil)
               SPE - Sociedade Paulista de Energia Ltda., (Brazil)
                    Azurix Spain B.V., (The Netherlands)
          Azurix Suzhou Holdings Ltd., (Cayman Islands)
                  Azurix Suzhou Investments Ltd., (Mauritius)
          Azurix Suzhou Water Holdings Ltd., (Cayman Islands)
               Enron Suzhou Water Ltd., Pending.
          Azuriz Tangiers Ltd., (Cayman Islands)
                    Azurix Tetouan Ltd., (Cayman Islands)
                    Azurix Utah, Inc., (Delaware)
          Brunel Insurance Company, (Guernsey)
          Enron Capital & Trade Resources Argentina S.A., (Argentina)
                     PUMC Finance Ltd., (Cayman Islands)
          Recycle UK Limited, (England)
          SC Technology AG, (Switzerland)
          SC Technology Deutschland GmbH, (Germany)
          UK Water International Limited, (England)
                    WaterDesk Corp., (Delaware)
                           WaterDesk Europe Ltd., (England)
          Water Management International Limited, (England)
                    Water2Water Corp., (Delaware)
          Wessex Engineering Services Ltd, (England)
          Wessex international Water Services Ltd, (England)
          Wessex Managed Services Ltd, (England)
          Wessex Property Services Ltd, (England)
          Wessex Spring Water Limited, (England)
          Wessex Waste Management Ltd, (England)
          Wessex Water BV, (England)
          Wessex Water Care Ltd., (England)
          Wessex Water Commercial Ltd, (England)
          Wessex Water Employee Trust Ltd, (England)
          Wessex Water Engineering Services Ltd, (England)
          Wessex Water Plc, (England)
          Wessex Water Services Limited, (England)
          Wessex Water Trustee Company Ltd, (England)
          Westran Ltd., (England)
 AZURIX MENDOZA HOLDING INC., (Delaware)
     Enron Capital & Trade Resources Argentina S.A., (Argentina)
BLACK BAY, LLC, (Delaware)
EBS HOLDINGS, LTD., (Cayman Islands)
EBS INVESTMENTS, L.L.C., (Delaware)
EGRET I LLC, (Delaware)
           Whitewing Management LLC, (Delaware)
                    Whitewing Associates L.L.C., (Delaware)
                            Blue Herron I LLC, (Delaware)
                                 HPL Asset Holdings L.P., (Delaware)
                                 Merlin Acquisition L.P., (Delaware)
                                       ECT Colombia Pipeline Holdings 2
                                        Ltd, (Cayman Islands)
                                Promigas S.A., E.S.P., Pending.
                                              Gases del Caribe S.A., E.S.P.,
                                               Pending.
                                                   Gases de la Guajira S.A.,
                                                    E.S.P., Pending.
                                                   Gas de Risaralda S.A.,
                                                    Pending.
                                        Gasnacol S.A., Pending.
                                              Gases de la Guajira S.A.,
                                               E.S.P., Pending.
                                                   Gases Del Occidente S.A.,
                                                    E.S.P., (Barranquilla)
                                   Surtigas S.A., E.S.P., Pending.
                                    Gasnacol S.A., Pending.
                                     Tolgas S.A., Pending.
                            European Power Holdings, (England)
                            Pelican Bidder Cayman Limited, (Cayman Islands)
                                   European Power Holdings, (England)
                    SE Acquisition, L.P., (Delaware)
                           Merlin Acquisition L.P., (Delaware)
                               ECT Colombia Pipeline Holdings 2 Ltd.,
                                (Cayman Islands)
                         Promigas S.A., E.S.P., Pending.
                         Gases del Caribe S.A., E.S.P., Pending.
                              Gases de la Guajira S.A., E.S.P., Pending.
                              Gas de Risaralda S.A., Pending.
                              Gasnacol S.A., Pending.
                         Gases de la Guajira S.A., E.S.P., Pending.
                                            Gases Del Occidente S.A.,
                                             E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., Pending.
                              Gasnacol S.A., Pending.
                              Tolgas S.A., Pending.
          HPL Asset Holdings L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                           ECT Colombia Pipeline Holdings 2 Ltd.,
                            (Cayman Islands)
                    Promigas S.A., E.S.P., Pending.
                         Gases del Caribe S.A., E.S.P., Pending.
                              Gases de la Guajira S.A., E.S.P., Pending.
                              Gas de Risaralda S.A., Pending.
                              Gasnacol S.A., Pending.
                         Gases de la Guajira S.A., E.S.P., Pending.
                                            Gases Del Occidente S.A.,
                                             E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., Pending.
                              Gasnacol S.A., Pending.
                              Tolgas S.A., Pending.
                    SE Acquisition, L.P., (Delaware)
                          Merlin Acquisition L.P., (Delaware)
                               ECT Colombia Pipeline Holdings 2 Ltd.,
                                (Cayman Islands)
                          Promigas S.A., E.S.P., Pending.
                         Gases del Caribe S.A., E.S.P., Pending.
                              Gases de la Guajira S.A., E.S.P., Pending.
                              Gas de Risaralda S.A., Pending.
                              Gasnacol S.A., Pending.
                         Gases de la Guajira S.A., E.S.P., Pending.
                                            Gases Del Occidente S.A.,
                                             E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., Pending.
                              Gasnacol S.A., Pending.
                              Tolgas S.A., Pending.
                            SE Raven L.P., (Delaware)
                           SE Thunderbird, L.P., (Delaware)
                    SE Raptor L.P., (Delaware)
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
          SE Acquisition, L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                             ECT Colombia Pipeline Holdings 2 Ltd.,
                              (Cayman Islands)
                       Promigas S.A., E.S.P., Pending.
                         Gases del Caribe S.A., E.S.P., Pending.
                              Gases de la Guajira S.A.,  E.S.P., Pending.
                              Gas de Risaralda S.A., Pending.
                              Gasnacol S.A., Pending.
                         Gases de la Guajira S.A., E.S.P., Pending.
                                            Gases Del Occidente S.A.,
                                             E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., Pending.
                              Gasnacol S.A., Pending.
                              Tolgas S.A., Pending.
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
ENA CLO 1 HOLDING COMPANY GP L.L.C., (Delaware)
            ENA CLO 1 Holding Company I LP., (Delaware)
            ENA CLO 1 Holding Company II L.P., (Delaware)
ENA CLO 1 HOLDING COMPANY II L.P., (Delaware)
ENRON ACQUISITION II CORP., (Delaware)
ENRON ENERGY SERVICES PROCESS TECHNOLOGIES, INC., (Delaware)
ENRON AGUAVEN HOLDINGS LTD., (Cayman Islands)
     Enron Aguaven Investments Ltd., (Cayman Islands)
     Enron Agua Venezuela Ltd., (Cayman Islands)
ENRON AMERICA DEL SUR S.A., (Argentina)
ENRON AMERICAS LIMITED, (Cayman Islands)
ENRON ASIA PACIFIC/AFRICA/CHINA LLC, (Delaware)
         BR-VT Holdings Ltd., (Cayman Islands)
         EDP Power I, LLC, (Delaware)
         EDP Power II, LLC, (Delaware)
                     EDP Power I, LLC, (Delaware)
          Enron Algeria Ltd., (Cayman Islands)
          Enron APACHI Seismic Inc., (Delaware)
         Enron Benin Power Ltd., (Cayman Islands)
                       Electricite du Benin Holding Ltd., (Cayman Islands)
                                  Enron Benin Power Holdings Ltd.,
                                   (Cayman Islands)
                                         Electricite Du Benin,
                                          (Cayman Islands)
                                         Gazoduc du Benin Holding Ltd.,
                                          (Cayman Islands)
Gazoduc du Benin, (Cayman Islands)
          Enron Biomass Ltd., (Cayman Islands)
          Enron Border Holdings Ltd., (Cayman Islands)
                    Enron Border Investments Ltd., (Cayman Islands)
               Enron SAM Border Ltd., (Cayman Islands)
            Enron Changjiang Utilities Holdings Ltd., (Cayman Islands)
            Enron China Services LLC, (Delaware)
            Enron China Gas Transport Holdings Ltd., (Cayman Islands)
                      Enron China Gas Transport Ltd., (Cayman Islands)
            Enron China Power Holdings Ltd., (Cayman Islands)
            Enron CI-GH Pipeline Ltd., (Cayman Islands)
            Enron Cote d'Ivoire Pipelines Ltd., (Cayman Islands)
            Enron Development (Philippines) Ltd., (Cayman Islands)
            Enron Development Funding Ltd., (Cayman Islands)
           Enron Development Management Ltd., (Cayman Islands)
               Enron Guam Piti Corporation, (Guam)
           Enron Hong Kong Investments Ltd., (Cayman Islands)
           Enron Indonesia Pipeline Ltd., (Cayman Islands)
           Enron Japan Holdings B.V., (The Netherlands)
                  Enron Japan Corp., (Japan)
           Enron Japan Marketing Holdings B.V., (The Netherlands)
                  Enron Japan Marketing Corp., (Japan)
 ENRON DEVELOPMENT PITI HOLDINGS CORP., (Delaware)
            Marianas Energy Company LLC, (Delaware)
            Enron Development Vietnam L.L.C., (Delaware)
          Enron DRI Development Holdings Ltd., (Cayman Islands)
            Enron Ghana Power Holdings Ltd., (Cayman Islands)
            Enron Hainan Ltd., (Cayman Islands)
            Enron Inchon Power Holdings Ltd., (Cayman Islands)
            Enron Indonesia Gas Ltd., (Cayman Islands)
            Enron International Asia Pacific Ltd., (Cayman Islands)
            Enron International Australia Capital Ltd., (Cayman Islands)
            Enron International Australia Gas Ltd., (Cayman Islands)
            Enron International Australia Ltd., (Cayman Islands)
            Enron International Bach Ho Ltd., (Cayman Islands)
            Enron International Chengdu Power Holdings Ltd.,
             (Cayman Islands)
                       Enron International Chengdu Power Ltd., (Mauritius)
                               Sichuan Jialing Electric Power Co., Ltd.,
                                (China)
             Enron International China Clean Energy Ltd.,
              (Cayman Islands)
             Enron International China CP Ltd., (Cayman Islands)
              Enron International China Pipeline Ltd., (Cayman Islands)
      Enron International China Gas Ltd., (Cayman Islands)
      Enron China Ltd., (Cayman Islands)
             Enron International Gansu Gas Ltd., (Cayman Islands)
      Enron International Hainan Pipeline Ltd., (Cayman Islands)
            Enron International Holdings Ltd., (Cayman Islands)
               Enron International Investments Ltd., (Cayman Islands)
                Enron International Development Ltd., (Cayman Islands)
           Enron International Japan, LLC, (Delaware)
           Enron International Korea Holdings Corp., (Delaware)
                   Enron International Korea Holdings Company Ltd.,
                    (Cayman Islands)
                         Enron International Korea LLC, (Delaware)
                              SK-Enron Co., Ltd., (Korea)
                                    Iksan City Gas Co., Ltd., (Korea)
                                    Iksan Energy Co., Ltd., (Korea)
                                    Chongju City Gas Co., Ltd., (Korea)
                                    Choog Nam City Gas Co., Ltd., (Korea)
                                    Daehan City Gas Co., Ltd., (Korea)
                                             Pusan City Gas Co., Ltd.,
                                              (Korea)
                                    Daehan City Gas Engineering, (Korea)
                                    Kangwon City Gas Co., Ltd., (Korea)
                                               Iksan City Gas Co., Ltd.,
                                                (Korea)
                                    Chonnam City Gas Co., Ltd., (Korea)
                                              Iksan Energy Co., Ltd., (Korea)
                                               Kangwon City Gas Co., Ltd.,
                                                (Korea)
                                    Kuk-il Energy, (Korea)
                                    Kumi City Gas Co., Ltd., (Korea)
                                    Pohang City Gas Co., Ltd., (Korea)
                                    Pusan City Gas Co., Ltd., (Korea)
                                              Daehan City Gas Co., Ltd.,
                                               (Korea)
                                              Pusan City Gas Development Co.,
                                               (Korea)
                                    SK Gas Co., Ltd., (Korea)
     Enron International Korea Investments Ltd., (Cayman Islands)
            Enron International Korea Energy Ltd., (Cayman Islands)
            Enron International Korea Operating Services Corp., (Delaware) Enron International Korea Resources LLC, (Delaware)
            Enron International Korean Steel Company Ltd., (Cayman Islands) Enron International Mariana Holdings Ltd., (Cayman Islands)
                       Enron International Mariana L.L.C., (Cayman Islands)
                                  Enron International Mariana Power
                                   Inc., (Cayman Islands)
           Enron International Merchant Holdings Inc., (Delaware)
                        Enron Australia Energy Holdings Ltd.,
                         (Cayman Islands)
                                Enron Australia Energy Investments LLC,
                                 (Delaware)
                                          Enron Australia Energy Pty
                                           Limited, (Australia)
                         Enron Australia Finance Holdings Ltd.,
                          (Cayman Islands)
                                 Enron Australia Finance Investments
                                  LLC, (Delaware)
                                         Enron Australia Finance Pty
                                          Limited, (Australia)
                          Enron Australia Holdings Ltd., (Cayman Islands)
                                    Enron Australia Investments LLC,
                                     (Delaware)
                                          Enron Australia Pty Limited,
                                           (Australia)
          Enron International Nigeria Gas Ltd., (Cayman Islands)
           Enron International Mongolia Investments Ltd., (Cayman Islands) Enron International Mongolia Ltd., (Cayman Islands)
           Enron International Morocco Ltd., (Cayman Islands)
           Enron International Philippines Energy Ltd., (Cayman Islands)
           Enron International Philippines Holdings Ltd., (Delaware)
              Enron International Philippines Investments Ltd., (Delaware) Enron International Philippines Pipelines Ltd., (Cayman Islands) Enron International Siam Power Ltd., (Cayman Islands)
           Enron International Sichuan Gas Investments Ltd.,
            (Cayman Islands)
           Enron International Taiwan Ltd., (Cayman Islands)
     Enron International Thailand Ltd., (Cayman Islands)
     Enron International Thai-Gen Holdings Ltd., (Cayman Islands)
     Enron International Thai-Lao Holdings Ltd., (Cayman Islands)
            Enron International Thailand NSM Ltd., (Cayman Islands)
                      Chonburi Cogen Limited, (Thailand)
            Enron International Tianjin Power Ltd., (Cayman Islands)
      Enron International Tuas Ltd., (Cayman Islands)
            Enron International Uganda Ltd., (Cayman Islands)
            Enron International Xiamen PTA Ltd., (Cayman Islands)
            Enron International Zambia Holdings Ltd., (Cayman Islands)
                        Enron International Zambia Investments Ltd.,
                         (Cayman Islands)
            Enron Japan Stategic Investemnents Ltd., (Cayman Islands)
           Enron Korea Anyang/Buchon Power Ltd., (Cayman Islands)
          Enron Korea Gas Holdings Ltd., (Cayman Islands)
                     Enron Korea Gas Investments LLC, (Delaware)
           Enron Korea Seosan Power Ltd., (Cayman Islands)
           Enron Malaysia power Holdings Ltd., (Cayman Islands)
           Enron Morocco Ltd., (Cayman Islands)
           Enron Nigeria Power Holding Ltd., (Cayman Islands)
                     Enron Nigeria Barge Holding Ltd., (Cayman Islands)
                              Enron Nigeria Barge Ltd., (Nigeria>
                     EnronNigeria IPP Holding Ltd., (Cayman Islands)
                     Enron Nigeria Pipeline Holding Ltd., (Cayman Islands) Enron Nippon Holdings LLC, (Delaware)
                     EnCom Corp., (Delaware)
                           EnCom Wheeling Services Ltd., (Cayman Islands) Enron Papua New Guinea Ltd., (Cayman Islands)
            Enron Philippines Hydroelectric Holdings Ltd., (Cayman Islands)
                        Enron Philippines Hydroelectric Power Ltd.,
                         (Cayman Islands)
           Enron Siam Energy Holdings Ltd., (Cayman Islands)
           Enron Sichuan Holdings Ltd., (Cayman Islands)
                 Enron Sichuan Investments Ltd., (Cayman Islands)
                 Enron Sichuan Ltd., (Cayman Islands)
        Enron Southern Africa Holdings, (Cayman Islands)
              Enron Southern Africa Investments, (Cayman Islands)
               Enron Southern Africa Development Ltd., (Cayman Islands)
                            Mozambique Steel Holdings Ltd.,
                             (Cayman Islands)
        Enron Taiwan Power Holdings Ltd., (Cayman Islands)
        Enron Thai Holdings Ltd., (Cayman Islands)
         Enron Thai Investments Ltd., (Cayman Islands)
         Enron Thailand Ltd., (Cayman Islands)
         Enron Soc Trang Power Holdings II Ltd., (Cayman Islands)
                  Enron Soc Trang Power Holdings I Ltd., (Cayman Islands)
                            Enron Soc Trang Power Holdings, Ltd.,
                             (Cayman Islands)
          Enron Victoria Power Ltd., (Cayman Islands)
          Enron Vietnam Power Ltd., (Cayman Islands)
             Enron Ba Ria Power Company Ltd., (Cayman Islands)
                           Vung Tau Power Ltd., (Cayman Islands)
          Enron West Africa Power Ltd., (Cayman Islands)
          EP InterOil, Ltd., (Cayman Islands)
          InterOil Pty Limited, (New Guinea)
           Hainan Funding Ltd., (Cayman Islands)
           Multiva Holdings, Ltd., (Cayman Islands)
               Ilijan Power Corporation, (Philippines)
 ENRON AMERICAS, INC., (Delaware)
                The Protane Corporation, (Delaware)
                    Citadel Corporation Limited, (Cayman Islands)
                           Citadel Venezolana, S.A., (Venezuela)
                      Interruptores Especializados Lara, S.A.,
                       (Venezuela)
                                 Enron Caribbean Holdings Ltd.,
                                  (Cayman Islands)
                                       Enron (Barbados)
International Business Corporation, (Barbados)
                Industrial Gases Limited, (Jamaica)
               Manufacturera de Aparatos Domesticos, S.A., (Venezuela)
                     Enron Americas Energy Services, Inc., (Puerto Rico)
              ProCaribe Division of The Protane Corporation, (Delaware)
                  Progasco, Inc., (Puerto Rico)
                  V. Holdings Industries, S.A., (Venezuela)
                           Finven Financial Institution Limited,
                            (Cayman Islands)
               Enron Dominicana Holding Limited Partnership,
                (Cayman Islands)
                              Smith/Enron Cogeneration Limited Partnership,
                               (Turks & Caicos Isles)
                       VENGAS, S.A., (Venezuela)
                          Duck Lake International A.V.V., (Aruba)
                          Industrias Ventana, S.A., (Venezuela)
                                       Industrias Electricas de Ventane
                                        Ltd., (Cayman Islands)
                                             Compania Anonima Luz y
                                              Fuerza Electrica de
                                              Puerto Cabello, Pending
                                       Industrias Electricas de Ventane I
                                        Ltd., (Cayman Islands)
                          Servicios Consolidados Ventane, S.A., (Venezuela) Industrias Ventana, S.A., (Venezuela)
                          Transporte Mil Ruedas, S.A., (Venezuela)
                          Industrias Ventana, S.A., (Venezuela)
                          Industrias Ventana, S.A., (Venezuela)
                          Industrias Ventana, S.A., (Venezuela)
                          Industrias Ventana, S.A., (Venezuela)
ENRON (BRAZIL) POWER HOLDINGS 19 LTD., (Cayman Islands)
ENRON (BRAZIL) POWER INVESTMENTS 19 LTD., (Cayman Islands)
ENRON WARPSPEED SERVICES, INC., (Delaware)
ENRON CAPITAL LLC, (Turks & Caicos Isles)
ENRON CAPITAL RESOURCES, L.P., (Delaware)
ENRON CARIBBEAN BASIN LLC, (Delaware)
           Electricidad Enron de Venezuela Holdings Ltd, (Cayman Islands)
                                     Electricidad Enron de Venezuela Ltd,
                                      (Cayman Islands)
                                      Geneval Ltd., (Cayman Islands)
          Energia de Antioquia Holding Ltd., (Cayman Islands)
                 Energia de Antioquia Ltd., (Cayman Islands)
          Enron Caribbeab Basin Finance LLC, (Cayman Islands)
          Enron Caribbean Jamaica Barges Ltd., (Cayman Islands)
          Enron Caribe Holdings Ltd., (Cayman Islands)
          Enron Caribe I Ltd., (Cayman Islands)
           Enron Caribe III Ltd., (Cayman Islands)
           Enron de Nicaragua Ltd., (Cayman Islands)
           Enron Internacional Panama, S.A., (Panama)
                           Bahia Las Minas Corp., (Panama)
          Enron Property Management Corp., (Delaware)
          Enron Leasing Partners, L.P., (Delaware)
          Enron Caribe IV Holdings Ltd., (Cayman Islands)
          Enron Caribe VII Holdings Ltd., (Cayman Islands)
                                     Enron Caribe VII Ltd., (Cayman Islands)
           Enron Caribbean Basin Energy Services Ltd., (Cayman Islands)
                  Enron Panama Energy Services Ltd., (Cayman Islands)
                  Enron Venezuela Energy Services Ltd., (Cayman Islands)
          Enron Caribbean Finance Ltd., (Cayman Islands)
          Enron Colombia Energy Services Ltd., (Cayman Islands)
          Enron Columbia Holdings Ltd., (Cayman Islands)
                      ACCROSERV SRL, (Barbados)
          Enron Colombia Inc., (Delaware)
                     Enron Colombia Inc.-Colombia Branch, (Colombia)
          Enron Colombia Transportation B.V. Colombia Branch, (Colombia)
          Enron Dominicana LNG Holdings Ltd., (Cayman Islands)
                         Enron Dominicana LNG Ltd., (Cayman Islands)
                                 Enron Dominicana LNG Ltd.- Dominican
                                  Republic Branch, (Cayman Islands)
                         Enron Electrica de Venezuela Holdings Ltd.,
                          (Cayman Islands)
                                    Enron Electrica de Venezuela I Ltd.,
                                     (Cayman Islands)
                                    Enron Electrica de Venezuela Ltd.,
                                     (Cayman Islands)
                                    Enron Gas Trade & Processing Ltd.,
                                     (Cayman Islands)
         Enron Egypt Power Ltd., (Cayman Islands)
         Enron Energy Marketing Colombia Ltd., (Cayman Islands)
         Enron Gas de Venezuela Ltd., (Cayman Islands)
         Enron Gas de Venezuela I Ltd., (Cayman Islands)
         Enron Gas Trade & Processing Holdings Ltd., (Cayman Islands)
         Enron Guatemala Holdings Ltd., (Cayman Islands)
         Enron Industrial de Venezuela Ltd., (Cayman Islands)
                     ACCROVEN SRL, (Barbados)
          Enron International Central America Holdings Ltd.,
           (Cayman Islands)
                    Enron International Central America Ltd.,
                     (Cayman Islands)
          Enron International Costa Rica Holdings Ltd.,
           (Cayman Islands)
                    Enron International CR Ltd., (Cayman Islands)
          Enron International CR Holdings Ltd, (Cayman Islands)
          Enron International Guatemala Ltd., (Cayman Islands)
          Enron LNG Atlantic Ltd., (Cayman Islands)
                  Enron LNG Holdings Ltd., (Cayman Islands)
                     Enron LNG Investments Ltd., (Cayman Islands)
          Enron LNG Services Ltd., (Cayman Islands)
          Enron LNG Middle East Ltd., (Cayman Islands)
          Enron LNG Power (Atlantic) Ltd., (Cayman Islands)
          LNG Power I, LLC, (Cayman Islands)
               LNG Power III, LLC, (Cayman Islands)
                    Buenergia Gas & Power Ltd., (Cayman Islands)
                         EcoElectrica Holdings, Ltd., (Cayman Islands)
                              EcoElectrica L.P., (Bermuda)
                              EcoElectrica, Ltd., (Cayman Islands)
                                            EcoElectrica L.P., (Bermuda)
            LNG Power VI Limited, (Cayman Islands)
         Enron Qatar Holdings Ltd., (Cayman Islands)
               Enron Qatar Investments Ltd., (Cayman Islands)
               Enron Qatar Ltd., (Cayman Islands)
                       Enron Qatar LNG Marketing Ltd., (Cayman Islands)
       Enron Servicios De Electricidad Holdings Ltd., (Cayman Islands)
             Enron Servicios de Electricidad Colombia Ltd.,
              (Cayman Islands)
        Enron Reserve 9 B.V., (The Netherlands)
                Enron Reserve I B.V, (The Netherlands)
         Enron Servicios Energeticos Holdings Ltd., (Cayman Islands)
                   Enron Servicios Energeticos Ltd., (Cayman Islands)
          Enron Power II C.V., (The Netherlands)
          Enron termaflores Ltd., (Cayman Islands)
          Enron Venezuela de Calibracion Holdings Ltd., (Cayman Islands)
                  Enron Venezuela de Calibracion Holdings Ltd.,
                   (Cayman Islands)
          Enron Venezuela Services Holdings Ltd., (Cayman Islands)
                       Enron Venezuela Services I Ltd., (Cayman Islands)
                       Enron Venezuela Services II Ltd., (Cayman Islands)
                        Enron Venezuela Services III Ltd.,
                         (Cayman Islands)
                        Enron Venezuela Services IV Ltd., (Cayman Islands) Enron Venezuela Services Ltd., (Cayman Islands)
            Enron Venezuela Services, Inc., (Delaware)
                        Enron Venezuela Services Investments Ltd.,
                         (Cayman Islands)
           Enron VenSteel Ltd, (Cayman Islands)
           Inversiones Electricas del Caribe Holdings Ltd.,
            (Cayman Islands)
                       Inversiones Electricas del Caribe Ltd.,
                        (Cayman Islands)
           TVC Communications Ltd., (Cayman Islands)
           San Juan Gas Company, Inc., (Puerto Rico)
            Transportadora de Gas Oriental Holdings Ltd., (Cayman Islands)
                    Transportadora de Gas Oriental Ltd., (Cayman Islands) ENRON CAYMAN LEASING LTD., (Cayman Islands)
ENRON COLOMBIA POWER MARKETING HOLDING LTD., (Cayman Islands)
         Enron Colombia Power Marketing Ltd., (Cayman Islands)
ENRON CPO FINANCE I, INC., (Delaware)
              Enron CPO Partners I, L.P., (Delaware)
                         Enron CPO Holdings Intermediate, L.P., (Delaware)
                                    Enron International CPO, L.P.,
                                     (Delaware)
 ENRON CPO FINANCE II, INC., (Texas)
              Enron CPO Partners I, L.P., (Delaware)
 ENRON CPO HOLDINGS, INC., (Delaware)
              Enron International CPO, L.P., (Delaware)
                          Enron International CPO, Inc., (Delaware)
              Enron International CPO, B.V., (The Netherlands)
 ENRON CPO MANAGEMENT HOLDINGS I, INC., (Delaware)
               Enron CPO Management, L.P., (Delaware)
 ENRON CPO MANAGEMENT HOLDINGS II, INC., (Delaware)
               Enron CPO Management, L.P., (Delaware)
 ENRON CPO PARTNERS II, INC., (Delaware)
              Enron CPO Holdings Intermediate, L.P., (Delaware)
ENRON GLOBAL LNG LLC, (Delaware)
          Enron Asia Gas Transport Company, (Cayman Islands)
          Enron Bahamas LNG Ltd., (Cayman Islands)
          Enron Egypt Power Ltd., (Cayman Islands)
          Enron Intelligence Exchange, (Cayman Islands)
          Enron International Fuel Management Company, (Delaware)
          Enron International Gas Sales Company, (Delaware)
          Enron LNG (BVI) Marketing Ltd., (British Virgin Islands)
          Enron LNG Marketing LLC, (Delaware)
          Enron LNG Shipping Company, (Cayman Islands)
          Enron International Global Funding Ltd., (Cayman Islands)
          Greenfield Holding Company, (Cayman Islands)
          Greenfield Shipping Company Limited, (Cayman Islands)
            Guangdong LNG Holdings, (Cayman Islands)
           Redfield Holding Company Limited, (Cayman Islands)
ENRON CAPITAL INVESTMENT S CORP., (Delaware)
             Enron Diversified Investments Corp., (Delaware)
                       Enron Valkyrie, LLC, (Delaware)
             Enron Finance Partners, LLC, (Delaware)
                      Enron Asset Holdings, LLC, (Delaware)
                      Enron Oil & Gas India Ltd., (Cayman Islands)
                                Enron India GDR Holding Ltd., (Cayman Islands) EOGI China Company, (Cayman Islands)
                                        Enron Oil & Gas China Ltd.,
                                         (Cayman Islands)
 ENRON CAPITAL & TRADE RESOURCES SOUTH AMERICA S.A., (Argentina)
 ENRON CAPITAL TRUST I, (Delaware)
     Enron Preferred Funding, L.P., (Delaware)
 ENRON CAPITAL TRUST II, (Delaware)
     Enron Preferred Funding II, L.P., (Delaware)
 ENRON CAYMAN RESERVE 4 LTD., (Cayman Islands)
 ENRON CAYMAN RESERVE 12 LTD., (Cayman Islands)
 ENRON CESKA REPUBLIKA LTD., (The Netherlands)
 ENRON CLEAN ELECTRICITY LTD., (Cayman Islands)
 ENRON COAL COMPANY, (Delaware)
 ENRON COAL PIPELINE COMPANY, (Delaware)
ENRON COMMUNICATIONS GROUP, INC., (Oregon)
          Enron Broadband Services, Inc., (Oregon)
                   EBS Trading, Inc., (Delaware)
                          Enron Broadband Services, L.P., (Delaware)
                          Enron Media Services, L.P., (Delaware)
                   EBS Global Cable and Satellite, Inc., (Delaware)/(Nevada) ECI-Texas, L.P., (Texas)
                              EnRock, L.P., (Texas)
                     ECI-Nevada Corp., (Nevada)
                             ECI-Texas, L.P., (Texas)
                     Enron Advertising, Inc., (Delaware)
                           Enron Media Services, L.P., (Delaware)
                     Enron Bandwidth, Inc., (Delaware)
                     Enron Broadband Investments Corp., (Delaware)
                     Enron Broadband Services Canada Inc., (Canada Federal) Enron Broadband Services Netherlands B.V.,
                      (The Netherlands)
                           EBS Mexico, L.L.C., (Delaware)
                           Enron Broadband Services Applications Y.K.,
                            (Japan)
                           Enron Broadband Services Asia B.V.,
                            (The Netherlands)
                           Enron Broadband Services de Mexico S. de
                            R.L. de C.V., (Mexico)
                           Enron Broadband Services Denmark Aps, (Denmark) Enron Broadband Services Deutschland GmbH,
                            (Germany)
                           Enron Broadband Services Espana S.L., (Spain)
                           Enron Broadband Services France S.A.S., (France) Enron Broadband Services Japan B.V., (Japan)
                           Enron Broadband Services Network Y.K., (Japan) Enron Broadband Services Operating Company B.V.,
                            (The Netherlands)
                           Enron Broadband Services (Sweden) AB, (Sweden) Enron Broadband Services UK Holdings
                            Limited, (England)
                                   Enron Broadband Services Marketing
                                    Limited, (England)
                     Enron Broadband Services Netherlands 2 B.V.,
                      (The Netherlands)
                            Enron Broadband Services Italy S.R.L., (Italy)
                     Enron Broadband Services/Telefonos de Mexico
                      Ventures, L.L.C., (Delaware)
                     Enron Broadband Services UK Limited, (England)
                     Enron Telecommunications, Inc., (Delaware)
                     Mercury Technology Finance, L.L.C., (Delaware)
           EnRock Management, LLC, (Texas)
                              EnRock, L.P., (Texas)
                    Enron Communications Asia I, Ltd., (Cayman Islands)
                    Enron Communications Facilities I, Ltd., (Cayman Islands) Enron CommunicationsIndia I, Ltd., (Cayman Islands)
                   Enron Broadband Investments Corp., (Oregon)
                          S - Future, L.L.C., (Delaware)
                          S - Past, L.L.C., (Delaware)
                          S - Present, L.L.C., (Delaware)
                    Enron Communications Leasing Corp., (Nevada)
                   Enron Communications Services I, Ltd., (Cayman Islands)
             Enron Global Communications Ltd., (Cayman Islands)
                          EBS Hong Kong, Ltd., (Cayman Islands)
                          Enron Broadband Services Hong Kong
                           Limited, (Hong Kong)
                          Enron Communications do Brasil Ltda., (Brazil)
                          Enron Communications Holdings Ltda., (Brazil)
                   Enron Globalcom Bolivia, Ltd., (Cayman Islands)
                          Enron Globalcom (Brazil), Ltd., (Cayman Islands)
     FTV Communications L.L.C., (Delaware)
            G-Future, L.L.C., (Delaware)
            G-Past, L.L.C., (Delaware)
            G-Present, L.L.C., (Delaware)
            Modulus Technologies, Inc., (Texas)
ENRON CTS INTERNATIONAL, INC., (Delaware)
         Rio Geo LLC, (Delaware)
 ENRON DEVELOPMENT TURKEY LTD., (Cayman Islands)
ENRON DOMINICAN REPUBLIC LTD., (Cayman Islands)
     Smith/Enron Cogeneration Limited Partnership, (Turks & Caicos Isles) Smith/Enron O&M Limited Partnership, (Turks & Caicos Isles)
ENRON DOMINICAN REPUBLIC OPERATIONS LTD., (Cayman Islands)
     Smith/Enron Cogeneration Limited Partnership,
      (Turks & Caicos Isles)
     Smith/Enron O&M Limited Partnership, (Turks & Caicos Isles)
 ENRON DUTCH HOLDINGS B.V., (The Netherlands)
        Enron Dutch Investment, (England)
        Sarlux s.r.l., (Italy)
ENRON ECUADOR TRANSPORTATION HOLDINGS LTD., (Cayman Islands)
         Enron Ecuador Transportation Ltd., (Cayman Islands)
ENRON EESACQUISITION I CORP., (Delaware)
     Jon Pierce Incorporated, (Texas)
ENRON ENERGY SERVICES INTERNATIONAL CO., (Delaware)
          Energia Eficiente de Mexico Holding, S. de R.L. de C.V., (Mexico)
                Energia Eficiente de Mexico Servicios, S. de R.L. de C.V.,
                 (Mexico)
         Enron Energy Services Canada Co. Ltd, (Canada)
         Enron Energy Services Europe B.V., (The Netherlands)
                   EES Europe 2 B.V., (The Netherlands)
                   Enron Energy Services France S.A.S., (France)
                   Enron Energy Services, Limited, (England)
                              Enron Energy Services Operations U.K.
                               Limited, (England)
                              Enron Energy Services Engineering U.K.
                               Limited, (England)
                    Enron Energy Services Portugal, LDA, (Portugal)
                    ERPAG Energiekosten-Revisions-und-
                     Prufungsaktiengesellschaft A.G., (Switzerland)
         Enron Energy Services International Leasing, Inc., (Delaware)
          Enron Energy Services Mexico Holding Co., (Delaware)
                    Energia Eficiente de Mexico Holding, S. de R.L. de C.V.,
                     (Mexico)
          Enron Energy Services South America Ltd., (Cayman Islands)
                     Enron Energy Services Puerto Rico Corporation,
                      (Puerto Rico)
ENRON ENERGY SERVICES L.L.C., (Delaware)
            Big Island I, L.L.C., (Delaware)
            Big Island II, L.L.C., (Delaware)
            Big Island III, L.L.C., (Delaware)
            Bora Bora Z, L.L.C., (Delaware)
            Desert I LLC, (Delaware)
     Enron Energy Services Operations, Inc., (Delaware)
                    Blackbird 1 LLC, (Delaware)
                     Blackbird 2 LLC, (Delaware)
                    Clinton Energy Management Services, Inc., (Ohio)
                     Danno II, L.L.C., (Delaware)
                     Maui II, L.L.C., (Delaware)
          Enron Acquisition III Corp., (Delaware)
          Enron Acquisition IV Corp., (Delaware)
          Enron Energy Services, Inc., (Delaware)
                    Enron Energy Services Capital Corp., (Delaware)
                    Enron Federal Solutions, Inc., (Delaware)
                    Owens Corning Energy LLC, (Delaware)
          Omnicomp, Inc., (Pennsylvania)
     The Bentley Company, (California)
     Bentley Energy Services, Inc., (California)
           EMW Eenrgy Services Corp., (Delaware)
           Fiji Z, L.L.C., (Delaware)
          McGarret I, L.L.C., (Delaware)
           McGarret II, L.L.C., (Delaware)
           McGarret III, L.L.C., (Delaware)
           TNPC, Inc., (Delaware)
                     TNPC Holdings, Inc., (Delaware)
                             The New Power Company, (Delaware)
 ENRON EPICYCLE THREE B.V., (The Netherlands)
 ENRON EPICYCLE SEVEN B.V., (The Netherlands)
          Azurix Israel Ltd., (Israel)
 ENRON EPICYCLE EIGHT B.V., (The Netherlands)
 ENRON EQUITY CORP., (Delaware)
          ECT Colombia Pipeline Holdings 1 Ltd., (Cayman Islands)
               Gas Trade Servios Ltda., (Cayman Islands)
                    Enron Colombia Holdings de ECT Cayman Reserve 3
                     Ltd. & CIA, S.en C., (Colombia)
               Gas Trade Servicios Investments 1 Ltda.,
                (Cayman Islands)
                    Enron Colombia Holdings de ECT Cayman Reserve 3
                     Ltd. & CIA, S.en C., (Colombia)
          Enron Colombia Marketing Holdings Ltd., (Cayman Islands)
                    Gas Trade Servicios Investments 1 Ltda., (Cayman Islands) Gas Trade Servicios Investments 2 Ltda., (Cayman Islands) Gas Trade Servicios Investments 3 Ltda., (Cayman Islands) Gas Trade Servicios Investments 4 Ltda., (Cayman Islands) Gas Trade Servicios Investments 5 Ltda., (Cayman Islands) Gas Trade Servicios Investments Ltda., (Cayman Islands)
          Enron Dominican Republic Ltd., (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                (Turks & Caicos Isles)
          Enron Dominican Republic Operations Ltd., (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                (Turks & Caicos Isles)
          Enron Global Power & Pipelines LLC, (Delaware)
               Enron Dominicana Holding Limited, (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd., (Cayman Islands)
                          Smith/Enron Cogeneration Limited Partnership,
                           (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Power Philippines Corp., (Philippines)
                    Batangas Power Corp., (Philippines)
                    Subic Power Corp., (Philippines)
               Miss Kitty, L.L.C., (Delaware)
               Puerto Quetzal Power Corp., (Delaware)
                    Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
          Enron Holding Company L.L.C., (Delaware)
               Enron Dominican Republic Ltd., (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd.,
                (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Global Power & Pipelines LLC, (Delaware)
                    Enron Dominicana Holding Limited, (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                              Smith/Enron Cogeneration Limited Partnership,
                               (Turks & Caicos Isles)
                    EGPP Services Inc., (Delaware)
                    Enron Commercial Finance Ltd., (Cayman Islands)
                         Enron Cayman Reserve 5 Ltd. (Cayman Islands)
                              Enron Colombia Transportation Ltd.,
                               (Cayman Islands)
                                   Enron Colombia Investments Limited
                                    Partnership, (Cayman Islands)
                                        Enron Colombia Operations Limited
                                         Partnership, (Cayman Islands)
                                   Enron Pipeline Colombia Limited
                                    Partnership, (Cayman Islands)
                                        Enron Colombia Operations Limited
                                         Partnership, (Cayman Islands)
                         Enron Pipeline Company - Colombia Ltd., (Texas)
                    Enron Dominican Republic Ltd., (Cayman Islands)
                            Smith/Enron Cogeneration Limited Partnership,
                             (Turks & Caicos Isles)
                                 Smith/Enron O&M Limited Partnership,
                                  (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                         (Cayman Islands)
                       Smith/Enron Cogeneration Limited Partnership,
                        (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Pipeline Company - Argentina S.A., (Argentina)
                         Compania de Inversiones de Energia S.A.,
                          (Argentina)
                                        Enron de Inversiones de Energia S.A.,
                                         (Argentina)
                              Transportadora de Gas del Sur S.A.,
                               (Argentina)
                                            Energia de Argentina Ltd.,
                                             (Cayman Islands)
                                            Enron Argentina CIESA Holding
                                             S.A., (Argentina)
                                                     Enron Total de
                                                      Argentina Ltd.,
                                                      (Cayman Islands)
                    Enron CIESA Holding L.L.C. Ltd., (Cayman Islands)
                                                    Enron Argentina CIESA
                                                     Holding S.A.,
                                                     (Argentina)
                         EPCA CIESA Holding L.L.C. Ltd., (Cayman Islands)
                              EPCA CIESA Inversiones Limitada, (Chile)
                                   Compania de Inversiones de Energia S.A.,
                                    (Argentina)
                    Enron Power Philippines Corp., (Philippines)
                         Batangas Power Corp., (Philippines)
                         Subic Power Corp., (Philippines)
                    Miss Kitty, L.L.C., (Delaware)
                    Puerto Quetzal Power Corp., (Delaware)
                         Electricidad del Pacifico, S.A., (Guatemala)
                    Tombstone Assets, L.L.C., (Delaware)
          Enron Light Hydrocarbons France, (France)
               Norelf Limited, (Bermuda)
ENRON EUROPEAN POWER INVESTOR LLC, (Delaware)
ENRON EUROPE  L.L.C., (Delaware)
             Enron Dutch Investment, (England)
             Enron Dutch Investment No. 2, (England)
      Enron Europe Limited, (England)
          Bretton Holdings (One) Limited, (England)
               SBI 3 Limited, (England)
          ECT Spain Limited, (England)
               ECT Espana Limited, (England)
          Enron Capital & Trade Resources Limited, (England)
                            Enron Coal Services Limited, (England)
                                     Enron Coal Asia Pacific Pty Limited,
                                      (Australia)
                                      Enron Coal Transportation Limited,
                                       (England)
               Enron Engineering Services, (England)
               Enron Europe Operations Limited, (England)
                            Godwit 1 Limited, (England)
                            Godwit 2 Limited, (England)
                            Godwit 3 Limited, (England)
                            Godwit 4 Limited, (England)
                            Godwit 5 Limited, (England)
                            Godwit 6 Limited, (England)
                            Godwit 7 Limited, (England)
                            Godwit 8 Limited, (England)
                            Godwit 9 Limited, (England)
                            Godwit 10 Limited, (England)
                            Godwit 11 Limited, (England)
                            Godwit 12 Limited, (England)
                            Godwit 13 Limited, (England)
                            Godwit 14 Limited, (England)
                            Godwit 15 Limited, (England)
                            Godwit 16 Limited, (England)
                            Godwit 17 Limited, (England)
                            Godwit 18 Limited, (England)
                            Godwit 19 Limited, (England)
                            Godwit 20 Limited, (England)
                            Godwit 21 Limited, (England)
                            Godwit 22 Limited, (England)
                            Godwit 23 Limited, (England)
                            Godwit 24 Limited, (England)
                            Godwit 25 Limited, (England)
                            Godwit 26 Limited, (England)
                            Godwit 27 Limited, (England)
                            Godwit 28 Limited, (England)
                            Godwit 29 Limited, (England)
                            Godwit 30 Limited, (England)
                            Godwit 31 Limited, (England)
                            Godwit 32 Limited, (England)
                            Godwit 33 Limited, (England)
                            Godwit 34 Limited, (England)
                            Godwit 35 Limited, (England)
                            Godwit 36 Limited, (England)
                            Godwit 37 Limited, (England)
                            Godwit 38 Limited, (England)
                            Godwit 39 Limited, (England)
                            Godwit 40 Limited, (England)
                            Godwit 41 Limited, (England)
                            Godwit 42 Limited, (England)
                            Godwit 43 Limited, (England)
                            Godwit 44 Limited, (England)
                            Godwit 45 Limited, (England)
                            Godwit 46 Limited, (England)
                            Godwit 47 Limited, (England)
                            Godwit 48 Limited, (England)
                            Godwit 49 Limited, (England)
               Enron Gas & Petrochemicals Trading Limited, (England)
          Enron Europe Power 2 Limited, (England)
               Enron Europe Power 1 Limited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
          Enron Europe Power 3 Limited, (England)
               Enron Europe Power 1 Limited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
          Enron Europe Power 4 Limited, (England)
               Enron Europe Power 3 Limited, (England)
                    Enron Europe Power 1 Limited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
                      Enron Europe (Sites) Holdings Limited, (England)
                     Enron Europe Trading Limited, (England)
                     Enron KP1 Limited, (England)
                                 Enron KP 2 Limited, (England)
                    Enron Investments Limited, (England)
                             Enron Metals Group Limited, (England)
                                    Enron Metals & Commodity Limited,
                                     (England)
                                           Enron Metals & Commodity
                                            (HK) Limited, (Hong Kong)
                                                   Enron Metals & Commodity
                                                    (China) Limited, (China)
                                     Enron Metals Limited, (England)
                                             Enron Metals Brokers Limited,
                                              (England)
                                             Enron Metals Far East
                                              Limited, (England)
                                                    Enron Metals (Deutschland)
                                                     GmbH,
                                             Henry Bath & Son Limited,
                                              (England)
                                                     Man and Machine
                                                      (North West) Limited,
                                                      (England)
                                     Metallgesellschaft (Guernsey)
                                      Limited, (Guernsey)
                                     Enron Metals (Holdings) Limited,
                                      (England)
                                     Enron Metals (Malta) Limited, (England)
                                     MG Energy Limited, (England)
                                     MG Metal & Commodity Company
                                      (SA) Proprietary Limited, (England)
                                      Enron Metals Luxembourg S.a.r.l.,
                                       (England)
                                             Enron Metals & Commodity
                                              (Canada) Inc., (New Brunswick)
                                              Enron Metals Belgium N.V.,
                                               (Belgium)
                                             Enron Metals German Holding
                                              GmbH, (Germany)
                                                     Enron Metall Recycling
                                                      GmbH & Co. KG, (Germany)
                                                     Enron Metall Recycling
                                                      Verwaltungs GmbH,
                                                      (Germany)
                                             Enron Trade Holdings Inc.,
                                              (Delaware)
                                                   Enron Metals and
                                            Commodity Corp., (Delaware)
Enron Metals (Australia) Pty Ltd, (Australia)
                                                         MG Metal and
                                                          Commodity Company
                                                          Limited (Chile)
                                                          Ltda., (Chile)
                                              Enron Trade Services
                                               Holdings Inc, (Delaware)
                                                     Henry Bath Inc.,
                                                      (Delaware)
                                                     Enron Trading Services
                                                      Inc., (Delaware)
                                                   Enron Metals Inc.,
                                                    (Delaware)
          Enron Power Operations Limited, (England)
                            Energy commerce.com Limited, (England)
                            Energy Desk.com Limited, (England)
                                      Energydesk.com Sverige AB, (Sweden)
                            Energy software.com Limited, (England)
               Enron Power Operations Teesside, (England)
               Enron Eurasia Limited, (England)
                            EuropeanEnergySoftware.com, (England)
          Enron SB2, (England)
                         Enron Shareblock Limited, (England)
                               Shareblock Limited, (England)
                          ESB2 Investments Limited, (England)
          SBI 3 Limited, (England)
                  Enron SB2, (England)
          Teesside Gas Processing Limited, (England)
          Teesside Gas Transportation Limited, (England)
          Teesside Operations (Holdings) 2 Limited, (England)
               Teesside Operations (Holdings) Limited, (England)
                    Enron Teesside Operations Limited, (England)
                         Teesside Power Limited, (England)
          Trenron Limited, (England)
               Enron Power Operations Teesside, (England)
               Enron Eurasia Limited, (England)
          Wallerscote Power Operations Limited, Pending.
               Teesside Gas Transportation Limited, (England)
 ENRON EXPAT SERVICES INC., (Delaware)
        Enron Overseas Services Corp., (Cayman Islands)
 ENRON FOUNDATION, (Nebraska)
ENRON FUNDING CORP., (Delaware)
EGEP SERVICES INC., (Delaware)
           DJ oil & Gas Limited Liability Company, (Delaware)
           EGEP China Inc., (Delaware)
           EGEP Korea Ltd., (Cayman Islands)
                   Enron Oil & Gas Korea Ltd., (Cayman Islands)
           EGEP Services Inc., (Delaware)
           Enron Combay Exploration & Production Company, (Cayman Islands) EOGI-China, inc., (Delaware)
                    Enron oil & Gas China International Ltd.,
                     (Cayman Islands)
ENRON GLOBAL FUELS LTD., (Cayman Islands)
ENRON GLOBAL MARKETS LLC, (Delaware)
ENRON GLOBAL POWER & PIPELINES LLC, (Delaware)
     Enron Dominicana Holding Limited, (Cayman Islands)
          Enron Dominicana Limited Partnership, (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
 ENRON HRVATSKA DEVELOPMENT B.V., (The Netherlands)
     Jertovec Management & Finance B.V., (The Netherlands)
          Elektrana Jertovec d.o.o., (Croatia)
ENRON HUNGARY POWER STATION DEVELOPMENT KFT., (Hungary)
ENRON INDIA LLC, (Delaware)
     Atlantic India Holdings Ltd., (Cayman Islands)
          Offshore Power Operations C.V., (The Netherlands)
          Offshore Power Production C.V., (The Netherlands)
               DPC Holdings C.V., (The Netherlands)
                    Enron Mauritius Company, (Mauritius)
                         Dabhol Power Company, (India)
               Enron India Holdings Ltd., (Cayman Islands)
                    Enron Mauritius Company, (Mauritius)
                         Dabhol Power Company, (India)
                    DPC Holdings C.V., (The Netherlands)
                         Enron Mauritius Company, (Mauritius)
                         Dabhol Power Company, (India)
               Enron Mauritius Company, (Mauritius)
                    Dabhol Power Company, (India)
         EKTP Holding Company Ltd., (Cayman Islands)
         Enron BPAC Ltd., (Cayman Islands)
          Enron Ennore Holdings Ltd., (Cayman Islands)
          Enron Fuels Services Holding Ltd., (Cayman Islands)
            Enron Fuels Services India Ltd., (Mauritius)
            Enron International Pipegas MHC Ltd., (Mauritius)
            Enron MHC LNG India Ltd., (Mauritius)
                           Maharashtra Energy Company Private Limited,
                            (Maharashtra)
                   Maharashtra Energy Company Private Limited,
                    (Maharashtra)
                   TDE Mauritius Ltd., (Mauritius)
                  Metropolis Gas Company Private Limited, (India)
           Enron Gamma Operations Ltd., (Cayman Islands)
           Enron India Power Ltd., (Cayman Islands)
                     Enron MHC Tamil Nadu Company, (Mauritius)
           Enron India Telecom Ltd., (Cayman Islands)
                    Telecom MHC Limited, (Mauritius)
                           Broadband Solutions Private Limited, (India),
                            (Maharashtra)
           Enron International Bangladesh Ltd., (Cayman Islands)
           Enron International Bangladesh Power Holding Co. Ltd.,
            (Cayman Islands)
           Enron International Power Barge Ltd., (Cayman Islands)
         Enron International CMI Ltd, (Cayman Islands)
                   Enron MHC India Development Ltd., (Mauritius)
                             Enron India Private Ltd., (India)
         Enron International Ennore Ltd., (Cayman Islands)
         Enron International Haripur Ltd., (Cayman Islands)
         Enron International India Ltd., (Cayman Islands)
                   Energy Generation Guhagar Ltd., (Mauritius)
                   Enron Distribution Ventures MHC Ltd, (Mauritius)
                   Enron India CFH Ltd., (Mauritius)
                   Enron India Regional Development Ltd., (Mauritius)
                   Enron International Coastal Development Ltd.,
                    (Mauritius)
                   Enron International Eastern India Operations Ltd.,
                    (Mauritius)
                   Enron International MHC Kannur Ltd., (Mauritius)
                   Enron International Southern India Operations Ltd.,
                   (Mauritius)
                   Enron MHC Gas Distribution Ltd., (Mauritius)
                   Enron Renovation and Modernization MHC Ltd.,
                    (Mauritius)
                   Enron Subcontinental Ventures Ltd., (Mauritius)
                   Telecom MHC India Ltd, (Mauritius)
                             Broadband Solutions Private Limited,
                              (Maharashtra)
         Enron India CFH Ltd., (Mauritius)
                     Enron India Regional Development Ltd., (Mauritius)
                     Enron International Coastal Development Ltd.,
                      (Mauritius)
                     Enron International Eastern India Operations Ltd.,
                      (Mauritius)
                     Energy Generation Guhagar Ltd., (Mauritius)
                      Enron Subcontinental Ventures Ltd., (Mauritius)
         Enron Cambay Exploration & Production Company, (Cayman Islands)
         Enron International North Bengal Holding Co. Ltd.,
          (Cayman Islands)
          Enron International PAL India Ltd., (Cayman Islands)
           Enron Reserve II B.V., (The Netherlands)
            Offshore Power Operations C.V., (The Netherlands)
           Enron South Asia LLC, (Delaware)
           India Electric Maintenance Ltd., (Cayman Islands)
                    Enron International C.V., (The Netherlands)
     Travamark Two B.V. , (The Netherlands)
          Offshore Power Production C.V., (The Netherlands)
               Enron India Holdings Ltd., (Cayman Islands)
                    Enron (Mauritius) Company, (Mauritius)
                         Dabhol Power Company, (India)
                    DPC Holdings C.V., (The Netherlands)
               Enron Mauritius Company,(Mauritius)
                    Dabhol Power Company, (India)
           Enron Power II C.V., (The Netherlands)
           Enron Power Colombia C.V., (The Netherlands)
            EI Thailand NSM Investments Ltd., (Cayman Islands)
     EI Venezuela Holdings Ltd., (Cayman Islands)
          EI Venezuela Development Ltd., (Cayman Islands)
               Hanover/Enron Venezuela Ltd., (Cayman Islands)
          EI Venezuela Investments Ltd., (Cayman Islands)
               EI Venezuela Development Ltd., (Cayman Islands)
                    Hanover/Enron Venezuela Ltd., (Cayman Islands)
            Enron Accro B.V., (The Netherlands)
     Enron Agua Colombia Holdings Ltd., (Cayman Islands)
          Enron Agua Colombia Investments Ltd., (Cayman Islands)
          Enron Agua Colombia Ltd., (Cayman Islands)
            Enron Agua Panama Holdings Ltd., (Cayman Islands)
                    Enron Agua Panama Investments Ltd., (Cayman Islands)
     Enron Agua Philippines Holdings Ltd., (Cayman Islands)
          Enron Argentina Development Ltd., (Cayman Islands)
     CORDEX Americas 1997, L.L.C., (Delaware)
          Enron (Brazil) Gas Supply Ltd., (Cayman Islands)
          Enron (Brazil) Pipeline Ltd., (Cayman Islands)
     EGE - Empresa de Geracao de Energia Ltd., Pending.
                Enron (Brazil) Power Investments I Ltd., (Cayman Islands)
     EGE - Empresa de Geracao de Energia Ltd., Pending.
          Enron Caribe Holdings Ltd., (Cayman Islands)
                    Enron Caribe Ltd., (Cayman Islands)
                                    Dominican Holdings, Ltd.,
                                     (Cayman Islands)
          Enron Caribe IV Holdings Ltd., (Cayman Islands)
                    Enron Caribe IV Ltd., (Cayman Islands)
          Enron Caribe VI Holdings Ltd., (Cayman Islands)
                    Enron Caribe VI Ltd., (Cayman Islands)
               Empresa Energetica Corinto Ltd., (Cayman Islands)
     Enron Colombia Energy B.V., (The Netherlands)
          Enron Power Colombia C.V., (The Netherlands)
     Enron Colombia Holdings Ltd., (Cayman Islands)
     Enron Colombia, Inc., (Delaware)
     Enron Colombia Transportation B.V., (The Netherlands)
     Enron Development Spain Ltd., (Cayman Islands)
     Enron Egypt Power I Ltd., (Cayman Islands)
     Enron Egypt Power II Ltd., (Cayman Islands)
     Enron Electrica de Venezuela Ltd., (Cayman Islands)
           Enron Energy Marketing Colombia Ltd., (Cayman Islands)
     Enron EPI, Inc., (Cayman Islands)
           Enron EPI Inc., (Cayman Islands)
           Enron Equity Corp., (Delaware)
          ECT Colombia Pipeline Holdings 1 Ltd., (Cayman Islands)
               Enron Colombia Marketing Holdings Ltd., (Cayman Islands)
                    Gas Trade Servicios Investments 1 Ltda.,
                         (Cayman Islands)
                    Gas Trade Servicios Investments 2 Ltda.,
                         (Cayman Islands)
                    Gas Trade Servicios Investments 3 Ltda.,
                         (Cayman Islands)
                    Gas Trade Servicios Investments 4 Ltda.,
                         (Cayman Islands)
                    Gas Trade Servicios Investments 5 Ltda.,
                         (Cayman Islands)
                    Gas Trade Servicios Ltda., (Cayman Islands)
               Enron Global Power & Pipelines L.L.C., (Delaware)
               Enron Dominicana Holding Limited, (Cayman Islands)
                    Enron Dominicana Holding Limited Partnership,
                         (Cayman Islands)
               Enron Power Philippines Corp., (Philippines)
                    Batangas Power Corp., (Philippines)
                    Subic Power Corp., (Philippines)
               Miss Kitty, L.L.C., (Delaware)
               Puerto Quetzal Power Corp., (Delaware)
                    Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
               Enron Gas de Venezuela I Ltd., (Cayman Islands)
          Enron Holding Company, L.L.C., (Delaware)
               Enron Global Power & Pipelines L.L.C., (Delaware)
                    Enron Dominican Republic Ltd., (Cayman Islands)
                                   Smith/Enron Cogeneration Limited
                                    Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                           (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                           (Cayman Islands)
                                   Smith/Enron Cogeneration
                                    Limited Partnership,
                                     (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Power Philippines Corp., (Philippines)
                         Batangas Power Corp., (Philippines)
                         Subic Power Corp., (Philippines)
                    Miss Kitty, L.L.C., (Delaware)
                    Puerto Quetzal Power Corp., (Delaware)
                         Electricidad del Pacifico, S.A., (Guatemala)
                    Tombstone Assets, L.L.C., (Delaware)
     Enron Europe Operations (Advisor) Limited, (England)
     Enron Europe Operations (Supervisor) Limited, (England)
     Enron Ghana Holdings Ltd., (Cayman Islands)
          Enron Ghana Investments Ltd., (Cayman Islands)
          Enron Ghana Ltd., (Cayman Islands)
                    Enron (India) Power Ltd., (Cayman Islands)
                            Enron MHC Tamil Nadu Company, (Mauritius)
             Enron Global Pakistan Ltd., (Cayman Islands)
                     Enron Global Mauritius Company, L.L.C., (Mauritius)
     Enron Guatemala Holdings Ltd., (Cayman Islands)
          PQP Limited, (Cayman Islands)
                                       Enron Guatemala Renewables Ltd.,
                                        (Cayman Islands)
                                       Puerto Quetzal Power LLC,
                                        (Delaware)
                                              Pacific Energy Financing Ltd.,
                                               (Cayman Islands)
     Enron Industrial de Venezuela Ltd., (Cayman Islands)
                           ACCROVEN SRL, (Barbados)
             Enron International (Brazil) 1997 Ltd., (Cayman Islands)
          Borgogna Participacoes e Empreendimentos Ltda., (Brazil)
               Riogas S.A., (Brazil)
          E menthal Participacoes e Empreendimentos Ltda., (Brazil)
               Riogas S.A., (Brazil)
          GEC Participacoes Ltda., (Brazil)
          Companhia Estadual de Gas do Rio de Janeiro, (Brazil)
     Global Petroleum & Gas Industry Limited, (Jersey)
          Gas Participacoes S.A., (Brazil)
               Dutopar Participacoes Ltda, (Brazil)
               Gas de Alagoas S.A., (Brazil)
             Enron International (Brazil) Gas Holdings Ltd., (Cayman Islands) GEC Participacoes Ltda., (Brazil)
          Companhia Estadual de Gas do Rio de Janeiro, (Brazil)
     Enron International (Brazil) Investments Ltd., (Cayman Islands)
     Global Petroleum & Gas Industry Limited, (Jersey)
          Gas Participacoes S.A., (Brazil)
               Companhia de Gas de Bahia S.A., (Brazil)
               Companhia de Gas de Santa Catarina S.A., (Brazil)
               Companhia Paraibana de Gas S.A., (Brazil)
               Companhia Paranaense de Gas S.A., (Brazil)
               Companhia Pernambucana de Gas S.A., (Brazil)
               Empresa Sergipana de Gas S.A., (Brazil)
     Global Petroleum & Gas Industry II Limited, (Cayman Islands)
     Enron International (Brazil) Power Holdings V Ltd., Pending.
          Terraco Participacoes Ltda., (Brazil)
               Elektro - Electricidada e Servios S.A., (Brazil)
                                       Terraco Investments Ltd.,
                                        (Cayman Islands)
     Enron International (Brazil) Power Investments V Ltd., Pending.
          Terraco Participacoes Ltda., (Brazil)
               Elektro - Electricidada e Servios S/A, (Brazil)
       Enron International B.V., (The Netherlands)
              Enron International Capital Management Ltd., (Cayman Islands) China Pipeline Holdings Ltd., (Cayman Islands)
Enron MHC India Development Ltd., (Mauritius)
               Enron India Private Ltd., (India)
             Enron International C.V., (The Netherlands)
     Enron International Central America Holdings Ltd., (Cayman Islands)
          Enron International Central America ltd., (Cayman Islands)
             Enron International Energy (Asia) Pte. Ltd., (Singapore)
             Enron International Gujarat Ltd., (Cayman Islands)
                    Enron MHC Gujarat Company, (Mauritius)
     Enron International Holdings Corp., (Delaware)
          Electricidad Enron de Guatemala, Sociedad Anonima, (Guatemala)
          Enron Global, Inc., (Delaware)
               Enron Holding Company, L.L.C., (Delaware)
                    Enron Global Power & Pipelines L.L.C., (Delaware)
                         Enron Power Philippines Corp., (Philippines)
                              Batangas Power Corp., (Philippines)
                              Subic Power Corp., (Philippines)
                         Miss Kitty, L.L.C., (Delaware)
                         Puerto Quetzal Power Corp., (Delaware)
                              Electricidad del Pacifico, S.A. (Guatemala)
                                     Puerto Quetzal Power LLC, (Delaware)
                         Tombstone Assets, L.L.C., (Delaware)
          Enron Global Power & Pipelines L.L.C., (Delaware)
               Enron Power Philippines Corp., (Philippines)
                    Batangas Power Corp., (Philippines)
                    Subic Power Corp., (Philippines)
               Miss Kitty, L.L.C., (Delaware)
               Puerto Quetzal Power Corp., (Delaware)
                    Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
          Enron Holding Company, L.L.C., (Delaware)
               Enron Global Power & Pipelines L.L.C., (Delaware)
                    Enron Power Philippines Corp., (Philippines)
                         Batangas Power Corp., (Philippines)
                         Subic Power Corp., (Philippines)
                    Miss Kitty, L.L.C., (Delaware)
                    Puerto Quetzal Power Corp., (Delaware)
                         Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
     Enron International Haripur Ltd., (Cayman Islands)
               Enron Holding Company, L.L.C., (Delaware)
                    Enron Global Power & Pipelines L.L.C., (Delaware)
                         Enron Power Philippines Corp., (Philippines)
                              Subic Power Corp., (Philippines)
                         Miss Kitty, L.L.C., (Delaware)
                         Puerto Quetzal Power Corp., (Delaware)
                              Electricidad del Pacifico, S.A.,
                               (Guatemala)
                         Tombstone Assets, L.L.C., (Delaware)
     Enron International India Ltd., (Cayman Islands)
          Enron Distribution Ventures MHC Ltd., (Mauritius)
          Enron International MHC Kannur Ltd., (Mauritius)
     Enron Renovation and Modernization MHC Ltd., (Mauritius)
           Enron International Kelatin Development, (Cayman Islands)
     Enron International Korea Resources LLC, (Delaware)
           Enron Cambay Exploration & Production Company, (Cayman Islands) Enron International Morrocco Ltd., (Cayman Islands)
           Enron International (Philippines) Ltd., (Cayman Islands)
     Enron International Sichuan Hydroelectric Ltd., (Cayman Islands)
          Enron Vietnam Power II Ltd., (Cayman Islands)
           Enron International Philippines Pipelines Ltd., (Cayman Islands) Enron LNG Atlantic Holdings Ltd., (Cayman Islands)
          Enron LNG Atlantic Investments Ltd., (Cayman Islands)
                             Enron Venezuela LNG (Antilles) Holdings,
                              N.V., (Netherlands Antilles)
                                     Enron Venezuela LNG (Netherlands)
                                      Holdings, B.V., (Netherlands
                                       Antilles)
                                             Enron LNG Atlantic I, SRL,
                                              (Venezuela)
                                             Enron LNG Atlantic II, SRL,
                                              (Venezuela)
          LNG Power III, LLC, (Cayman Islands)
               Buenergia Gas & Power Ltd., (Cayman Islands)
                    EcoElectrica Holdings, Ltd., (Cayman Islands)
                         EcoElectrica L.P., (Bermuda)
                         EcoElectrica, Ltd., (Cayman Islands)
                              EcoElectrica L.P., (Bermuda)
          LNG Power IV Ltd., (Cayman Islands)
               LNG Power II, LLC, (Cayman Islands)
                    LNG Power I, LLC, (Cayman Islands)
                    LNG Power III, LLC, (Cayman Islands)
                         Buenergia Gas & Power Ltd., (Cayman Islands)
                         EcoElectrica Holdings, Ltd.,(Cayman Islands)
                         EcoElectrica L.P., (Bermuda)
                         EcoElectrica, Ltd., (Cayman Islands)
                               EcoElectrica L.P., (Bermuda)
            Enron Mariana Holdings Corp., (Delaware)
                      Enron Mariana Power L.L.C., (Delaware)
            Enron Mauritius Pakistan Company, L.L.C., (Mauritius)
     Enron Mendoza Water Investments Ltd., (Cayman Islands)
           Enron Oman Gas Ltd., (Cayman Islands)
                   Enron Oman Commodity Ltd., (Cayman Islands)
                              Enron Oman Gas II Ltd., (Cayman Islands)
                                         Enron Oman Services Ltd.,
                                          (Cayman Islands)
            Enron Palestine Inc., (Cayman Islands)
                    Enron Gaza Power Private Limited Company, (Palestine)
                               Enron Gaza International Ltd.,
                                (Cayman Islands)
                                        Gaza Power Generating Private
                                         Limited Company, (Palestine)
                                         Palestine Power Private
                                          Limited Company, (Palestine)
                    PEC International Inc., (Cayman Islands)
     Enron Polska B.V., (The Netherlands)
     Enron Power Services B.V., (The Netherlands)
     Enron Reserve 4 B.V., (The Netherlands)
          Enpak Power (Private) Company, (Pakistan)
     Enron Reserve 6 B.V., (The Netherlands)
     Enron Reserve I B.V, (The Netherlands)
          Smith/Enron Cogeneracion Internacional, S.A., (Dominican Republic) Smith/Enron Cogeneration Limited Partnership,
       (Turks & Caicos Isles)
          Smith/Enron O&M Limited Partnership, (Turks & Caicos Isles)
          Visum Soft LLC, (Delaware)
ENRON INDUSTRIAL MARKETS LLC, (Delaware)
ENRON INVESTMENT PARTNERS CO., (Delaware)
             HEOF Management Corp., (Delaware)
ENRON MIDDLE EAST LLC, (Delaware)
            Enron Bahrain Gas Operations LLC, (Delaware)
            Enron Jebel Ali Power Ltd., (Cayman Islands)
            Enron Jubail Power Ltd., (Cayman Islands)
            Enron Middle East Ltd., (Cayman Islands)
            Enron Oman Cooling Ltd., (Cayman Islands)
            Enron Oman Gas Pipeline Operations Ltd., (Cayman Islands)
            Enron Saudi Energy Ltd., (Cayman Islands)
            Enron Saudi Holdings Ltd., (Cayman Islands)
            Enron Shuweihat Power Company, (Cayman Islands)
            New Horizons Holdings Ltd., (Cayman Islands)
 ENRON NORTH AMERICA CORP., (Delaware)
            Antelope Valley Energy Facility, L.L.C., (Delaware)
            Blue Ox Power Marketing, L.L.C., (Delaware)
            Bob West Teasurer L.L.C., (Delaware)
            Bridgeline, LLC, (Delaware)
                Bridgeline Holdings, L.P., (Delaware)
                       Bridgeline Gas Distribution LLC, Louisiana
                       Bridgeline Gas Marketing LLC, (Delaware)
                       Bridgeline Storage Company, L.L.C., (Delaware)
                                Napoleonville Storage Company Limited
                                 Partnership, (Texas)
     Brownsville Power I, L.L.C. , (Delaware)
     Caledonia Power I, L.L.C., (Delaware)
     Calvert City Power I, L.L.C., (Delaware)
            Central Valley Energy Facility, L.L.C., (Delaware)
            Costilla Energy, Inc., (Delaware)
     Cusiana-Cupiagua Oil Securitization 1996 Ltd., (Cayman Islands)
            Deerfield Beach Energy Center, L.L.C., (Delaware)
            Delta Land Development Company, LLC, (Delaware)
                  Calcasieu Development Company, L.L.C., (Delaware)
                  Jefferson Davis Development Company, L.L.C.,
                   (Delaware)
                  St. Charles Development Company, L.L.C., (Delaware)
     Des Plaines Green Land Development L.L.C., (Delaware)
     Doyle I, L.L.C., (Delaware)
            East Fork Land Development Company, L.L.C., (Delaware)
     ECT Cayman Reserve 5 Ltd., (Cayman Islands)
          Enron Distribuidora de Petroleo e Derivados Ltda., (Brazil)
     ECT Cayman Reserve 6 Ltd, (Cayman Islands)
            ECT Cayman Reserve 9 Ltd., (Cayman Islands)
     ECT Coal Company No. 1, L.L.C., (Delaware)
     ECT Coal Company No. 2, L.L.C., (Delaware)
     ECT Eocene Enterprises, Inc., (Delaware)
     ECT Eocene Enterprises II, Inc., (Delaware)
     ECT Eocene Enterprises III, Inc., (Delaware)
     ECT Europe Finance, Inc., (Delaware)
            ECT Funding L.L.C., (Delaware)
     ECT Development and Funding, (England)
          European Commercial Finance S.a.r.l., (Luxembourg)
            ECT International L.L.C., (Delaware)
     ECT Development and Funding, (England)
          European Commercial Finance S.a.r.l., (Luxembourg)
     ECT Investing Corp., (Delaware)
                     ECT Investing Partners, L.P., (Delaware)
     ECT Investments Holding Corp., (Delaware)
     ECT Investments Inc., (Delaware)
     ECT Merchant Investments Corp., (Delaware)
                    Black Bay, L.L.C., (Delaware)
                    Bonne Terre Exploration Company, L.L.C., (Delaware)
                     East Sour Lake, LLC, (Delaware)
                            East Sour Lake Exploration & Production L.P.,
     ECT Overseas Holding Corp., (Delaware)
          Enron Capital & Trade Resources Korea Corp., (Delaware)
     ECT-PR-B, L.L.C., (Delaware)
     ECT-PR-C, L.L.C., (Delaware)
     ECT-PR-Z, L.L.C., (Delaware)
          Crestone Powder River, L.L.C., (Delaware)
               Fort Union Gas Gathering LLC, (Delaware)
     ECT Securities Corp., (Delaware)
     ECT Securities GP Corp., (Delaware)
          ECT Securities Limited Partnership, (Delaware)
     ECT Securities LP Corp., (Delaware)
          ECT Securities Limited Partnership, (Delaware)
     ECT Strategic Value Corp., (Delaware)
             ECT Thailand Investments, Inc., (Delaware)
     ECT-WR-B, L.L.C., (Delaware)
     ECT-WR-C, L.L.C., (Delaware)
     ECT-WR-Z, L.L.C., (Delaware)
          Crestone Wind River, L.L.C., (Delaware)
               Lost Creek Gathering Company, L.L.C., (Delaware)
             Coventry Land Development Company, L.L.C., (Delaware)
                       EGC 2000 Holding Company, L.P, (Delaware)
                                 Energy Financing Company, L.L.C.,
                                  (Delaware)
                        North Haven Energy Park, L.L.C., (Delaware)
                        Sprague Energy Park, L.L.C., (Delaware)
     EGS Hydrocarbons Corp., (Texas)
     EGS New Ventures Corp., (Delaware)
          LGMI, Inc., (Delaware)
                             Louisiana Gas Pipeline Company L. P.,
                              (Oklahoma)
          LRCI, Inc., (Delaware)
               Louisiana Resources Pipeline Company L.P., (Oklahoma)
          Louisiana Gas Marketing Company, (Delaware)
               Louisiana Gas Pipeline Company L.P., (Oklahoma)
          Louisiana Resources Company, (Delaware)
               Louisiana Resources Pipeline Company L.P., (Oklahoma)
             ENACT I, L.L.C., (Delaware)
             ENACT II, L.L.C., (Delaware)
             ENASCO L.L.C., (Delaware)
     Enron Administrative Services Corp., (Delaware)
     EES Europe 2 B.V., (The Netherlands)
     Enron Capital Corp. (formerly JILP-G.P., Inc.), (Delaware)
          Enron Capital Management Limited Partnership, (Delaware)
                                    Enron Capital Management L.L.C.,
                                     (Delaware)
               Joint Energy Development Investments Limited
                Partnership, (Delaware)
              Ameritex Venture II, Ltd., (Texas)
              Cerrito Gathering Company, Ltd., N/A
           CGAS, Inc., (Ohio)
               CGAS Exploration, Inc., (Ohio)
                  Eagle Mountain Energy Corporation, (Ohio)
               CGAS Investment Corp., (Ohio)
               CGAS Services Corporation, (Ohio)
                  CGAS Securities, Inc., (Ohio)
                  Clinton Nominee Corporation, (Ohio)
                  Haulco, Inc., (Ohio)
                  LDC Securities, Inc., (Ohio)
                  Metertech, Inc., (Ohio)
                  Ohio Gasportation, Inc., (Ohio)
             Eugene Offshore Holdings, LLC, (Delaware)
          Hughes-Rawls, L.L.C., (Delaware)
               JEDI Hydrocarbon Investments I Limited Partnership,
                (Delaware)
                    JEDI Hydrocarbon Investments II Limited
                     Partnership, (Delaware)
             JEDI-Lewis, L.L.C., (Delaware)
                    JEDI-Lewis Holdings, L.P., (Delaware)
             JEDI-Lewis Holdings, L.P., (Delaware)
          JEDI SPV, L.L.C., (Delaware)
          Mariner Holdings, Inc., (Delaware)
               Mariner Energy LLC, (Delaware)
               Mariner Energy, Inc., (Delaware)
             Meridian Ventures I, L.P., N/A
             Michigan Gas Partners, L. P., N/A
            Napoleonville Storage Company Limited Partnership, (Texas)
            Enron Energy Services Netherlands B.V., (The Netherlands)
             Rocksprings Energy I, L. P., (Texas)
             Segundo Navarro Drilling, Ltd., (Texas)
             South Dauphin Partners II, L.P., Pending.
             Sweetwater Gas Partners, L. P., (Texas)
     Enron Capital II Corp., (Delaware)
          Enron Capital Management II Limited Partnership, (Delaware)
               Joint Energy Development Investments II Limited
                Partnership, (Delaware)
                    East Coast Power  Holding Company L.L.C.,
                     (Delaware)
                         East Coast Power L.L.C., (Delaware)
                                                  JEDI Bayonne GP,
                                                   L.L.C., (Delaware)
                              Cogen Technologies NJ Venture, (Delaware)
                         JEDI Camden GP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP Limited
                               Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                         JEDI Camden LP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP
                               Limited Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                                               JEDI Linden NB, L.L.C.,
                                                (Delaware)
                                                        JEDI Linden GP,
                                                         L.L.C., (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
JEDI Linden, Inc., (Delaware)
JEDI Linden L.L.C., (Delaware)
                                   Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
JEDI Linden LP, L.L.C., (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
                    Eugene Offshore Holdings, LLC, (Delaware)
     Enron Capital III Corp., (Delaware)
          Enron Capital Management II Limited Partnership, (Delaware)
               Joint Energy Development Investments II Limited
                Partnership, (Delaware)
                    East Coast Power  Holding Company L.L.C.,
                     (Delaware)
                         East Coast Power L.L.C., (Delaware)
                                               JEDI Bayonne GP, L.L.C.,
                                                (Delaware)
                              Cogen Technologies NJ Venture, (Delaware)
                         JEDI Camden GP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP
                               Limited Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                         JEDI Camden LP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP
                               Limited Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                                               JEDI Linden NB, L.L.C.,
                                                (Delaware)
                                                        JEDI Linden
                                                         GP,L.L.C.,
                                                         (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Tech- Technologies Linden Venture,
                          (Delaware)
                                                     JEDI Linden, Inc.,
                                                      (Delaware)
                                                        JEDI Linden GP,
                                                         L.L.C., (Delaware)
                                   Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
                                                     JEDI Linden LP, L.L.C.,
                                                      (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
                    Eugene Offshore Holdings, LLC, (Delaware)
     Enron Capital IV Corp., (Delaware)
          Enron Capital Management III Limited Partnership, (Delaware)
               Joint Energy Development Investments II Limited
                Partnership, (Delaware)
                    East Coast Power Holding Company L.L.C., (Delaware)
                         East Coast Power L.L.C., (Delaware)
                                               JEDI Bayonne GP, L.L.C.,
                                                (Delaware)
                              Cogen Technologies NJ Venture, (Delaware)
                         JEDI Camden GP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP Limited
                               Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                         JEDI Camden LP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP
                               Limited Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                                               JEDI Linden NB, L.L.C.,
                                                (Delaware)
                                                     JEDI Linden GP,.
                                                      L.L.C., (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
                                                            JEDI Linden, Inc.,
                                                             (Delaware)
JEDI Linden L.L.C., (Delaware)
                                   Cogen Technologies Linden, Ltd,
                                    (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
JEDI Linden LP, L.L.C., (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
                    Eugene Offshore Holdings, LLC, (Delaware)
     Enron Capital North America Corp., (Delaware)
          Enron Capital Management III Limited Partnership, (Delaware)
               Joint Energy Development Investments II Limited
                Partnership, (Delaware)
                    East Coast Power Holding Company L.L.C., (Delaware)
                         East Coast Power L.L.C., (Delaware)
                                               JEDI Bayonne GP, L.L.C.,
                                                (Delaware)
                              Cogen Technologies NJ Venture,
                               (Delaware)
                         JEDI Camden GP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP
                               Limited Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                         JEDI Camden LP, L.L.C., (Delaware)
                              Cogen Technologies Camden GP
                               Limited Partnership, (Delaware)
                              Camden Cogen, L.P., (Delaware)
                                               JEDI Linden NB, L.L.C.,
                                                (Delaware)
                                                        JEDI Linden GP,
                                                         L.L.C., (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
JEDI Linden, Inc., (Delaware)
                   JEDI Linden GP, L.L.C., (Delaware)
                                   Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
JEDI Linden LP, L.L.C., (Delaware)
                         Cogen Technologies Linden, Ltd, (Delaware)
                         Cogen Technologies Linden Venture, (Delaware)
             Enron Capital & Trade Global Resources Corp., (Panama)
     Enron Capital & Trade Resources Canada Corp., (Alberta)
     Enron Capital & Trade Resources - Europe B.V., (The Netherlands)
          Closed Joint Stock Company EnronEnergo, (Russian Federation)
          Enron Capital and Trade Resources - Espana, S.L., (Spain)
          Enron Capital & Trade Resources - Greece B.V., (The Netherlands)
                    Enron Capital & Trade Resources - Romania B.V.,
                     (The Netherlands)
                                 Petrom-Enron Gas S.R.L., (Romania)
                     Enron Espana, S.L., (Spain)
          Enron Europe Finance B.V., (The Netherlands)
          Enron LPG Italy S.R.L., (Italy)
                    Enron Miskolc Power Development Kft., (Hungary)
          Enron Netherlands B.V., (The Netherlands)
     Enron Capital & Trade Resources International Corp., (Delaware)
                     Enron Capital & Trade Europe Finance LLC,
                      (Delaware)
          Enron Capital & Trade Resources International Corp. -
           Singapore Branch, N/A
                     Enron CASH Company No. 6, L.L.C., (Delaware)
          Enron Europe Finance & Trading Limited, (England)
          Enron Finland Energy Oy, (Finland)
          Enron Nordic Energy - Swedish branch of ECTRIC, N/A
          Enron Nordic Energy - Norwegian branch of ECTRIC, N/A
     Enron Capital & Trade Resources Mexico Holdings B.V., (The Netherlands)
                    Enron Energia Industrial de Mexico B.V.,
                     (The Netherlands)
                               Enron Industrial Energy of Mexico
                                Holdings I, L.L.C., (Delaware)
                                          Enron Energia Industrial de
                                           Mexico, S. de R.L. de C.V.,
                                           (Mexico)
                               Enron Industrial Energy of Mexico
                                Holdings II, L.L.C., (Delaware)
                                          Enron Energia Industrial de
                                           Mexico, S. de R.L. de C.V.,
                                           (Mexico)
          Enron Mexico I B.V., (The Netherlands)
          Enron Mexico II B.V., (The Netherlands)
          Enron Mexico III B.V., (The Netherlands)
          Enron Mexico IV B.V., (The Netherlands)
          Enron Mexico V B.V., (The Netherlands)
                           Enron Mexico Holdings XV, L.L.C., (Delaware)
          Enron Mexico V I B.V., (The Netherlands)
                             Enron Mexico Risk Management, L.L.C.,
                              (Delaware)
          Enron Mexico VII B.V., (The Netherlands)
          Enron Mexico VIII B.V., (The Netherlands)
          Enron Mexico IX B.V., (The Netherlands)
          Enron Mexico X B.V., (The Netherlands)
          Enron Mexico XV B.V., (The Netherlands)
                          Desarrolladora de Predios del Centro, S. de
                           R.L. de C.V., (Mexico)
          Enron Mexico XVI B.V., (The Netherlands)
                          Desarrolladora de Predios del Este, S. de
                           R.L. de C.V., (Mexico)
                           Enron Mexico Holdings XVI, L.L.C.,
                            (Delaware)
          Enron Mexico XVII B.V., (The Netherlands)
                          Desarrolladora de Predios del Oeste, S. de
                           R.L. de C.V., (Mexico)
                           Enron Mexico Holdings XVII, L.L.C.,
                            (Delaware)
          Enron Mexico XVIII B.V., (The Netherlands)
                          Desarrolladora de Predios del Noreste, S. de
                           R.L. de C.V., (Mexico)
          Enron Mexico XIV B.V., (The Netherlands)
                          Desarrolladora de Predios del Norte, S. de
                            R.L. de C.V., (Mexico)
                          Enron Mexico Holdings XIV, L.L.C., (Delaware)
                          Enron Mexico Holdings XVIII, L.L.C.,
                           (Delaware)
                          OEC Mexico, S. de R.L. de C.V., (Mexico)
                                  OEC Services, S. de R.L. de C.V.,
                                   (Mexico)
     Enron CASH Company No. 1, (Delaware)
     Enron CASH Company No. 2, (Delaware)
     Enron CASH Company No. 3, (Delaware)
            Enron CASH Company No. 5, (Delaware)
     Enron Compression Services Company, (Delaware)
                        ECS Compression Company, L.L.C., (Delaware)
            Enron CPO Holdings, Inc., (Delaware)
                       Enron International CPO B.V., (The Netherlands)
                       Enron International CPO, L.P., (Delaware)
     Enron Cushing Oil Marketing, Inc., (Delaware)
     Millennium PowerGen Copmany LLC, (Delaware)
     Enron Field Services Corp., (Delaware)
     Enron Finance Corp., (Delaware)
          Enron Hydrocarbons Marketing Corp., (Delaware)
          Enron Reserve Acquisition Corp., (Delaware)
            Enron Generation Company, L.L.C., (Texas)
                    Titan Land Development Company, L.L.C., (Delaware)
     Enron Global de Guatemala, S.A., (Guatemala)
            Enron Mexico Corp., (Delaware)
            Enron Mexico Holdings I Ltd., (Cayman Islands)
                       Enron Mexico Holdings I L.L.C., (Cayman Islands)
                                   Enron de Mexico, S. de R.L. de C.V.,
                                    (Mexico)
                                               Enron Servicios de
                                                Mexico S. de R.L. de
                                                C.V., (Mexico)
                        Enron Mexico Holdings II L.L.C., (Cayman Islands)
                                   Enron Servicios de Mexico S. de R.L.
                                    de C.V., (Mexico)
                                   Enron de Mexico, S. de R.L. de C.V.,
                                    (Mexico)
     Enron Mexico Holdings 2 Ltd., (Cayman Islands)
          Enron Mexico Holdings III L.L.C., (Delaware)
          Enron Mexico Holdings IV L.L.C., (Delaware)
     Enron BW Holdings Ltd., (Cayman Islands)
     Enron Mexico Holdings 4 Ltd., (Cayman Islands)
     Enron Mexico Holdings 5 Ltd., (Cayman Islands)
     Enron Mexico Holdings 6 Ltd., (Cayman Islands)
            Crestone Gathering Services, L.L.C., (Delaware)
     Enron Minority Development Corp., (Delaware)
          Cook Inlet Energy Supply, Limited Partnership, Pending
                      Inupiat Energy Marketing, L.L.C., (Delaware)
           Enron MW, L.L.C., (Delaware)
                 Enovate, L.L.C., (Delaware)
     Enron Natural Gas Marketing Corp., (Delaware)
            Enron Net Works LLC, (Delaware)
                   Clickpaper.com, L.L.C., (Delaware)
                   DealBench L.L.C., (Delaware)
                   Enron Net Works Investments, L.L.C., (Delaware)
     Athens Green Land Development, L.L.C., (Delaware)
     Enron Power Investments, Inc., (Texas)
          Enron Power Investments Limited, (England)
     Enron Power Marketing, Inc., (Delaware)
            Enron Re Limited, (Bermuda)
            Enron Sacramento Basin, L.L.C., (Delaware)
            Enron Sandhill LP, L.L.C., (Delaware)
     Enron Services Company of Louisiana, L.L.C., (Delaware)
     Enron TDF Ltd., (Cayman Islands)
            Enron Thrace Holdings B.V., (The Netherlands)
                   Enron Thrace Exploration & Production B.V.,
                    (The Netherlands)
     Enron Wholesale Generating Company, L.L.C., (Delaware)
            Entrada Energy Ventures, L.L.C., (Delaware)
                    Crescendo Energy, LLC, (Delaware)
     FirstWorld Communications, Inc., (Delaware)
          FirstWorld Anaheim, (Delaware)
          FirstWorld Engineering, (Delaware)
          FirstWorld Orange Coast, (Delaware)
          FirstWorld SGV, (Delaware)
          FirstWorld SoCal, (Delaware)
          Oilfield Business Investments-1, L.L.C., (Delaware)
               EnSerCo, L.L.C., (Delaware)
            Fort Pierce Repowering Project, LLC, (Delaware)
            Fountain Valley Power, L.L.C., (Delaware)
     Fulton Power I, L.L.C., (Delaware)
            Garden State Paper Company, (Delaware)
            Gleason Power I L.L.C., (Delaware)
            Gotham Energy, L.L.C., (Delaware)
            Hawkeye Land Development Corp., L.L.C., (Delaware)
                     Boone Development Company, L.L.C., (Delaware)
                     Buchanan Development Company, L.L.C., (Delaware)
                     Louisa Development Company, L.L.C., (Delaware)
                     Underwood Development Company, L.L.C., (Delaware)
     HGK Enterprises GP, Inc., (Delaware)
          Destec Properties Limited Partnership, (Nevada)
     HGK Enterprises LP, Inc., (Delaware)
          Destec Properties Limited Partnership, (Nevada)
            Humboldt Dustrict Energy Facility, L.L.C., (Delaware)
     Jertovec Management and Finance Limited, (Cayman Islands)
                     Elektrana Jertovec 2 d.o.o., (Croatia)
                     Jertovec Management & Finance B.V., (The Netherlands)
                              Elektrana Jertovec d.o.o., (Croatia)
     JILP-L.P., Inc., (Delaware)
             Juniper Energy L.P., (Texas)
     Kendall New Century Development, LLC, (Delaware)
     Kenobe, Inc., (Delaware)
          EnSerCo, L.L.C., (Delaware)
               Black Bay, LLC, (Delaware)
               EB/GB, L.L.C., (Delaware)
                            EnSerco, Inc., (Delaware)
                            EnSerCo Offshore, L.L.C., (Delaware)
            Lake Acquisition Company, L.L.C., (Delaware)
            Lake Elsinore Advanced Pump Storage, L.L.C., (Delaware)
            Lauderdale Land Development Company, L.L.C., (Delaware)
                    Broward Development Company, L.L.C., (Delaware)
                    Challenger Development Company, L.L.C., (Delaware)
                    Dade Development Company, L.L.C., (Delaware)
                    Endeavour Development Company, L.L.C., (Delaware)
                    Midway Development Company, L.L.C., (Delaware)
                    Palm Beach Development Company, L.L.C., (Delaware) Sawgrass Development Company, L.L.C., (Delaware)
                    St. Lucie Development Company, L.L.C., (Delaware)
                    Voyager Development Company, L.L.C., (Delaware)
     Louisiana Power Marketing Company, L.L.C., (Delaware)
     Long Beach District Energy Facility, LLC, (Delaware)
           Longview Energy, L.L.C., (Delaware)
     Masada OxyNol LLC, (Delaware)
           Master Land Development Holding Company, L.L.C., (Delaware)
                 Badger Land Development Company, L.L.C., (Delaware)
                         Wood Development Company, L.L.C., (Delaware)
                 Brave Land Development Company, L.L.C., (Delaware)
                 Buckeye Land Development Company, L.L.C., (Delaware)
                 Hoosier Land Development Company, L.L.C., (Delaware)
                 Legacy Land Development Company, L.L.C., (Delaware)
                 Liberty Land Development Company, L.L.C., (Delaware)
                 Lone Star Land Development Company, L.L.C., (Delaware)
                        Newton Development Company Limited Partnership,
                         (Delaware)
                 Lone Star Land Development GP Company, L.L.C., (Delaware) Lone Star Land Development LP Company, L.L.C., (Delaware) Lone Star Land Development Company Limited Partnership,
                  (Delaware)
                 Patriot Land Development Company, L.L.C., (Delaware)
                 Position Land Development Company, L.L.C, (Delaware)
                      Bollinger Development Company, L.L.C., (Delaware)
                      Cape Girardeau Development Company, L.L.C.,
                       (Delaware)
                      County Line Development Company, L.L.C., (Delaware) Stoddard Development Company, L.L.C., (Delaware)
                 Tarheel Land Development Company, L.L.C., (Delaware) Volunteer Land Development Company, L.L.C., (Delaware)
                        Haywood Power I, L.L.C., (Delaware)
                        Haywood Power II, L.L.C., (Delaware)
            MEGS, L.L.C., (Delaware)
     New Albany Power I, L.L.C., (Delaware)
     OBI-1 Holdings, L.L.C., (Delaware)
            Pastoria Energy Facility L.L.C., (Delaware)
            Pikes Peak Power, L.L.C., (Delaware)
            Pleasanton Local Reliability Facility, L.L.C., (Delaware)
            Pompano Beach Energy Center, L.L.C., (Delaware)
            Risk Management & Trading Corp., (Delaware)
            Sanata Clara District Energy Facility, (Delaware)
            Santa Maria LLC, (Delaware)
     The Terradyne group LLC, (Delaware)
             TLS Investors, L.L.C., (Delaware)
                       Southwest Power, L.L.C., (Delaware)
                              Desert Arc I, L.L.C., (Delaware)
                                       Las Vegas Cogeneration Limited
                                        Partnership, Desert Arc II, L.L.C.,
                                        (Delaware)
                                       Las Vegas Cogeneration Limited
                                       Partnership, (Delaware)
                               Las Vegas Cogeneration II, L.L.C.,
                                (Delaware)
             West Fork Land Development Company, L.L.C., (Delaware)
     WRA Services Corp., (Delaware)
ENRON INTERNATIONAL ASSET MANAGEMENT CORP., (Delaware)
     Enron Hydro Modernization Company, (Delaware)
     Enron International Americas Corp., (Delaware)
                     Enron Cuiaba Pipeline Services L.L.C., (Delaware)
                    Enron Cuiaba Services L.L.C., (Delaware)
                    Enron Electricidada de Nicaragua, S.A., (Nicaragua)
     EI Puerto Rico Operations Inc., (Delaware)
     Enron Panama Management Services L.L.C., (Delaware)
     Enron International North America Asset Management Corp.,
      (Delaware)
           Enron Transredes Services L.L.C., (Delaware)
     Enron International Asia Corp., (Delaware)
                     EI Operations Holdings, L.L.C., (Delaware)
                                 EI Operations MHC Ltd., (Mauritius)
          Enron Indonesia Operations L.L.C., (Delaware)
            EI Guam Operations, L.L.C., (Delaware)
     Enron International Europe Corp., (Delaware)
          Enron JVM Sarlux Corp., (Delaware)
     Enron Global Equity Ltd., (Cayman Islands)
                      Enron Pipeline Company-Argentina S.A., (Argentina)
ENRON INTERNATIONAL HOLDINGS CORP., (Delaware)
     Electricidad Enron de Guatemala, Sociedad Anonima,(Guatemala)
     Enron Global Inc., (Delaware)
          Enron Holding Company L.L.C., (Delaware)
               Enron Dominican Republic Ltd., (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd.,
                (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Global Power & Pipelines LLC, (Delaware)
                    Enron Dominicana Holding Limited, (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
     Enron Holding Company L.L.C., (Delaware)
          Enron Dominican Republic Ltd., (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                (Turks & Caicos Isles)
          Enron Dominican Republic Operations Ltd., (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                (Turks & Caicos Isles)
          Enron Global Power & Pipelines LLC, (Delaware)
                    Enron Dominicana Holding Limited, (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
     Enron Global, Inc., (Delaware)
          Enron Holding Company, L.L.C., (Delaware)
               Enron Global Power & Pipelines L.L.C., (Delaware)
                    Enron Pipeline Company-Argentina S.A., (Argentina)
                    Enron Power Philippines Corp., (Philippines)
                         Batangas Power Corp., (Philippines)
                         Subic Power Corp., (Philippines)
                    Miss Kitty, L.L.C., (Delaware)
                    Puerto Quetzal Power Corp., (Delaware)
                         Electricidad del Pacifico, S.A., (Guatemala)
                    Tombstone Assets, L.L.C., (Delaware)
     Enron Global Power & Pipelines L.L.C., (Delaware)
          Enron Dominican Republic Ltd., (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                (Turks & Caicos Isles)
          Enron Dominican Republic Operations Ltd., (Cayman Islands)
               Smith/Enron Cogeneration Limited Partnership,
                (Turks & Caicos Isles)
               Smith/Enron O&M Limited Partnership,
                (Turks & Caicos Isles)
          Enron Power Philippines Corp., (Philippines)
               Batangas Power Corp., (Philippines)
               Subic Power Corp., (Philippines)
          Puerto Quetzal Power Corp., (Delaware)
               Electricidad del Pacifico, S.A., (Guatemala)
          Tombstone Assets, L.L.C., (Delaware)
     Enron Holding Company, L.L.C., (Delaware)
          Enron Global Power & Pipelines L.L.C., (Delaware)
               Enron Power Philippines Corp., (Philippines)
                    Batangas Power Corp., (Philippines)
                    Subic Power Corp., (Philippines)
               Miss Kitty, L.L.C., (Delaware)
               Puerto Quetzal Power Corp., (Delaware)
                    Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
 ENRON INTERNATIONAL INC., (Delaware)
     Enron International Development Services, Inc., (Delaware)
     Enron Java Power Corp., (Delaware)
          P.T. East Java Power Corp., (Indonesia)
     Enron Mauritius Services Company Ltd., (Mauritius)
     Enron Pasuruan Power Corp., (Delaware)
     Enron Pipeline Company - Colombia G. P. Inc., (Texas)
          Enron Pipeline Company - Colombia Ltd., (Texas)
          Enron Venezuela Ltd., (Cayman Islands)
                   EnerTek Partners, L.P., (N/A)
     India Power Ventures Inc., (Delaware)
     Verdenergia Enron de Puerto Rico, Inc., (Delaware)
ENRON INTERNATIONAL JOHANNESBURG LTD., (Cayman Islands)
ENRON INTERNATIONAL NORTH SEA LTD., (Cayman Islands)
ENRON INVESTMENT PARTNERS CO., (Delaware)
            Bodyflash.com, Inc., (Delaware)
            Community Call Center L.L.C., (Delaware)
            HEOF Management Corp., (Delaware)
                     Houston Economic Opportunity Fund, L.P., (Delaware)
            HEOF Management II Corp., (Delaware)
                     American Communication Services, Inc., (Texas)
                    Houston Economic Opportunity Fund II, LP., (Delaware)
                     Illusions Screen Printing, L.P., (Delaware)
 ENRON LATVIA HOLDINGS, (Cayman Islands)
     Enron Latvia Investments Ltd., (Cayman Islands)
     Enron Latvia Development Ltd., (Cayman Islands)
          Enron Latvia Limited, (Latvia)
          Baltic Energy Corporation, (Latvia)
ENRON LAWHILL CAPITAL CORP., (Delaware)
ENRON LIQUID FUELS, INC., (Delaware)
     Clyde River Inc., (Liberia)
ENRON LIQUIDS HOLDING CORP., (Delaware)
     Enron Gas Liquids, Inc., (Delaware)
          Enron Capital & Trade Resources Singapore Pte. Ltd.,
           (Singapore)
          Enron Gas Liquids Europe S.A.R.L., (France)
          Enron Gas Liquids Holding B.V., (The Netherlands)
               Enron Gas Liquids B. V., (The Netherlands)
          Enron Liquid Hydrocarbons Latin America Inc., (Delaware)
          Halton International Limited, (Liberia)
               Enron Gas Liquids Far East, Ltd., (Liberia)
               Mundogas (Storage) Inc., (Liberia)
               Mundo Services Ltd., (Liberia)
               Mundogas Trading Ltd., (Liberia)
          Enron Equipment Company, (Delaware)
               Enron Louisiana Transportation Company, (Delaware)
          Enron Methanol Company, (Delaware)
     Enron Products Pipeline, Inc., (Delaware)
     EOTT Energy Corp., (Delaware)
          EOTT Canada Ltd., (Alberta)
          EOTT Energy Canada Limited Partnership, (Delaware)
          EOTT Energy Operating Limited Partnership, (Delaware)
               EOTT Energy Canada Limited Partnership, (Delaware)
                EOTT Energy Pipeline Limited Partnership, (Delaware)
          EOTT Energy Partners, L. P., (Delaware)
                    EOTT Energy Finance Corp., (Delaware)
               EOTT Energy Operating Limited Partnership, (Delaware)
          EOTT Energy Pipeline Limited Partnership, (Delaware)
ENRON MAGYAR DEVELOPMENT B.V., (The Netherlands)
          Enron Hungary Power Station Development Kft., (Hungary)
ENRON MANAGEMENT, INC., (Delaware)
          Enron Energia de Merida S.R.L. de C.V., (Mexico)
          Gasoductos Enron de Yucatan, S.R.L. de C.V., (Mexico)
ENRON-MEX SERVICES LTD., (Cayman Islands)
ENRON MINERALS COMPANY, (Delaware)
ENRON MISKOLC POWER DEVELOPMENT KFT., (Hungary)
ENRON NETHERLANDS HOLDING B.V., (The Netherlands)
ENRON OPERATING SERVICES CORP., (Delaware)
ENRON OPERATIONS, L.P., (Delaware)
     Enron Gathering Company, (Delaware)
     Enron Gulf Coast Gathering Limited Partnership, (Delaware)
     Enron Liquid Services Corp., (Delaware)
          Enron Processing Properties, Inc., (Delaware)
          Port Arthur Olefins, L.L.C., (Delaware)
     Enron Permian Gathering Inc., (Delaware)
          Enron Transportation Services Company, (Delaware)
               Enron Pipeline Company - Argentina S.A., (Argentina)
                    Compania de Inversiones de Energia S.A., (Argentina)
                         Enron de Inversiones de Energia S.C.A.,
                          (Argentina)
     NBP Services Corporation, (Delaware)
ENRON (OREGON) SERVICES, INC., (Oregon)
     Enron (California) Municipal Services, Inc., (Oregon)
     Enron Microclimates, Inc., (Oregon)
ENRON BROADBAND SERVICES NETHERLANDS 2 B.V., (The Netherlands)
ENRON OVERTHRUST PIPELINE COMPANY, (Delaware)
ENRON PERU DISTRIBUTION LTD., (Cayman Islands)
ENRON PERU TRANSPORTATION LTD., (Cayman Islands)
ENRON PIPELINE COMPANY, (Delaware)
     Black Marlin Pipeline Company, (Texas)
          Enron Alligator Alley Pipeline Company, (Delaware)
          Enron Asset Management Resources, Inc., (Delaware)
     Enron Capital & Trade Resources South America S.A., (Argentina)
            Enron Gulf Coast Gathering Limited Partnership, (Delaware)
     Enron America del Sur S.A., (Argentina)
     Enron Machine and Mechanical Services, Inc., (Cayman Islands)
     Enron Operations Services Corp., (Delaware)
          Enron Pipeline Company-Argentina S.A., (Argentina)
          Enron Pipeline Services Company, (Delaware)
     Enron Preferred Capital Corp., (Delaware)
     Northern Natural Gas Company, (Delaware)
     Transwestern Gathering Company, (Delaware)
     Transwestern Pipeline Company, (Delaware)
ENRON PONDEROSOA MANAGEMENT HOLDINGS, INC., (Delaware)
     Ponderosoa Assets, L.P., (Delaware)
          Sundance Assets, L.P., (Delaware)
ENRON POWER CORP., (Delaware)
     Enron Development Corp., (Delaware)
          Enron International Holdings Corp., (Delaware)
               Enron Global Inc., (Delaware)
                    Enron Holding Company L.L.C., (Delaware)
                         Enron Dominican Republic Ltd.,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Dominican Republic Operations Ltd.,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Global Power & Pipelines LLC, (Delaware)
                         Enron Dominicana Holding Limited, (Cayman Islands) Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Enron Dominican Republic Ltd.,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                     (Cayman Islands)
                         Smith/Enron Cogeneration Limited Partnership,
                          (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Global Power & Pipelines LLC, (Delaware)
                         Enron Dominicana Holding Limited, (Cayman Islands) Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                              Smith/Enron Cogeneration Limited
                               Partnership, (Turks & Caicos Isles)
          ECT Europe, Inc., (Delaware)
               ECT (Germany) Inc., (Delaware)
               Enron Norway Invest Inc., (Delaware)
               Enron Romania B.V., (The Netherlands)
                    Slatina JV B.V., (The Netherlands)
               Jertovec Management and Finance Limited, (Cayman Islands)
                    Elektrana Jertovec 2 d.o.o., (Croatia)
                         Jertovec Management &Finance B.V.,
                          (The Netherlands)
                              Elektrana Jertovec d.o.o.,(Croatia)
                         SII Holdings B.V., (The Netherlands)
                         Enron Netherlands Generation B.V., (The Netherlands) Enron Project Development B.V., (The Netherlands)
                         SII Espana B.V., (The Netherlands)
                              Enron Energia Catalana de Generacion, S.L.,
                               (Spain)
                         SII Espana 2 B.V., (The Netherlands)
                         SII Espana 3 B.V., (The Netherlands)
                         SII Espana 4 B.V., (The Netherlands)
                         SII Espana 5 B.V., (The Netherlands)
                         SII Holdings 2 B.V., (The Netherlands)
                         SII Holdings 3 B.V., (The Netherlands)
                              SII Holdings 4 B.V., (The Netherlands)
                                SII Holdings 5 B.V., (The Netherlands)
                                SII Holdings 6 B.V., (The Netherlands)
                                SII Italy 2 B.V., (The Netherlands)
                                SII Italy 3 B.V., (The Netherlands)
                                SII Italy 4 B.V., (The Netherlands)
                                SII Italy 5 B.V., (The Netherlands)
          Enron Global Power & Pipelines L.L.C., (Delaware)
               Enron Power Philippines Corp., (Philippines)
                    Batangas Power Corp., (Philippines)
                    Subic Power Corp., (Philippines)
               Puerto Quetzal Power Corp., (Delaware)
                    Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
          Enron International Holdings Corp., (Delaware)
               Electricidad Enron de Guatemala, Sociedad Anonima,
                (Guatemala)
               Enron Global Inc., (Delaware)
                    Enron Holding Company, L.L.C., (Delaware)
                         Enron Global Power & Pipelines L.L.C.,
                          (Delaware)
                         Enron Power Philippines Corp., (Philippines)
                              Batangas Power Corp., (Philippines)
                              Subic Power Corp., (Philippines)
                         Puerto Quetzal Power Corp., (Delaware)
                              Electricidad del Pacifico, S.A.,
                               (Guatemala)
                         Tombstone Assets, L.L.C., (Delaware)
     Enron International Holdings Corp., (Delaware)
          Electricidad Enron de Guatemala, Sociedad Anonima, (Guatemala)
               Enron Global Inc., (Delaware)
                    Enron Global Power & Pipelines L.L.C., (Delaware)
                         Enron Power Philippines Corp., (Philippines)
                              Batangas Power Corp., (Philippines)
                              Subic Power Corp., (Philippines)
                         Miss Kitty, L.L.C., (Delaware)
                         Puerto Quetzal Power Corp., (Delaware)
                              Electricidad del Pacifico, S.A.,
                               (Guatemala)
                         Tombstone Assets, L.L.C., (Delaware)
                    Enron Holding Company L.L.C., (Delaware)
          Enron Holding Company, L.L.C., (Delaware)
                         Enron Dominican Republic Ltd., (Cayman Islands) Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Dominican Republic Generations
                          Ltd., (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Global Power & Pipelines LLC, (Delaware)
                         Enron Dominicana Holding Limited,
                          (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
               Enron Holding Company L.L.C., (Delaware)
                    Enron Dominican Republic Ltd., (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                     (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Global Power & Pipelines LLC, (Delaware)
                         Enron Dominicana Holding Limited, (Cayman Islands) Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                              Smith/Enron Cogeneration Limited
                              Partnership, (Turks & Caicos Isles)
               Enron Global Power & Pipelines L.L.C., (Delaware)
                    Enron Dominican Republic Operations Ltd.,
                     (Cayman Islands)
                                   Smith/Enron Cogeneration Limited
                                    Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                     (Cayman Islands)
                                  Smith/Enron Cogeneration Limited
                                   Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Power Philippines Corp., (Philippines)
                              Batangas Power Corp., (Philippines)
                              Subic Power Corp., (Philippines)
                    Miss Kitty, L.L.C., (Delaware)
                    Puerto Quetzal Power Corp., (Delaware)
                              Electricidad del Pacifico, S.A.,
                               (Guatemala)
                    Tombstone Assets, L.L.C., (Delaware)
               Enron Global Power & Pipelines L.L.C., (Delaware)
                    Enron Dominican Republic Ltd., (Cayman Islands)
                                   Smith/Enron Cogeneration
                                    Limited Partnership,
                                    (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                     (Cayman Islands)
                                   Smith/Enron Cogeneration Limited
                                    Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Power Philippines Corp., (Philippines)
                             Batangas Power Corp., (Philippines)
                             Subic Power Corp., (Philippines)
                    Miss Kitty, L.L.C., (Delaware)
                    Puerto Quetzal Power Corp., (Delaware)
                         Electricidad del Pacifico, S.A., (Guatemala)
                    Tombstone Assets, L.L.C., (Delaware)
               Enron Holding Company, L.L.C., (Delaware)
                         Enron Global Power & Pipelines L.L.C.,
                          (Delaware)
                              Enron Dominican Republic Ltd.,
                               (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                                   Enron Dominican Republic
                                    Operations Ltd.,
                                    (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                              Enron Power Philippines Corp., (Philippines)
                                   Batangas Power Corp., (Philippines)
                                    Subic Power Corp., (Philippines)
                              Miss Kitty, L.L.C., (Delaware)
                              Puerto Quetzal Power Corp., (Delaware)
                                   Electricidad del Pacifico,
                                    S.A., (Guatemala)
                              Tombstone Assets, L.L.C., (Delaware)
     Enron International Holdings Corp., (Delaware)
          Enron Global Inc., (Delaware)
               Enron Holding Company L.L.C., (Delaware)
                    Enron Dominican Republic Ltd., (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Dominican Republic Operations Ltd.,
                     (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                           Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                    Enron Global Power & Pipelines LLC, (Delaware)
                         Enron Dominicana Holding Limited, (Cayman Islands) Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                              Smith/Enron Cogeneration Limited
                               Partnership, (Turks & Caicos Isles)
          Enron Holding Company L.L.C., (Delaware)
               Enron Dominican Republic Ltd., (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd.,
                (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Global Power & Pipelines LLC, (Delaware)
                    Enron Dominicana Holding Limited, (Cayman Islands)
                         Enron Dominicana Limited Partnership,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
     Enron Europe Limited, (England)
          Bretton Holdings (One) Limited, (England)
               SBI 3 Limited, (England)
          ECT Spain Limited, (England)
               ECT Espana Limited, (England)
          Enron Capital & Trade Resources Limited, (England)
               Enron Engineering Services, (England)
               Enron Europe Operations Limited, (England)
               Enron Gas & Petrochemicals Trading Limited, (England)
                           Enron Power Trading B.V., (The Netherlands)
          Enron Europe Power 2 Limited, (England)
               Enron Europe Power 1 Limited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
          Enron Europe Power 3 Limited, (England)
               Enron Europe Power 1 Limited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
          Enron Europe Power 4 Limited, (England)
               Enron Europe Power 3 Limited, (England)
                    Enron Europe Power 1 Limited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
          Enron Power Operations Limited, (England)
               Enron Power Operations Teesside, (England)
               Enron Eurasia Limited, (England)
          Enron SB2, (England)
          SBI 3 Limited, (England)
               Enron SB2, (England)
          Teesside Gas Processing Limited, (England)
          Teesside Gas Transportation Limited, (England)
          Teesside Operations (Holdings) 2 Limited, (England)
               Teesside Operations (Holdings) Limited, (England)
                    Enron Teesside Operations Limited, (England)
                         Teesside Power Limited, (England)
          Trenron Limited, (England)
               Enron Power Operations Teesside, (England)
               Enron Eurasia Limited, (England)
          Wallerscote Power Operations Limited, (Pending).
               Teesside Gas Transportation Limited, (England)
     Enron International Holdings Corp., (Delaware)
          Enron Global , Inc., (Delaware)
               Enron Holding Company, L.L.C., (Delaware)
                    Enron Global Power & Pipelines L.L.C., (Delaware)
                         Enron Dominican Republic Ltd.,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Dominican Republic Operations Ltd.,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Power Philippines Corp. (Philippines)
                              Batangas Power Corp., (Philippines)
                              Subic Power Corp., (Philippines)
                         Puerto Quetzal Power Corp., (Delaware)
                              Electricidad del Pacifico, S.A.,
                               (Guatemala)
                         Tombstone Assets, L.L.C., (Delaware)
          Enron Reserve Holdings, (Turks & Caicos Isles)
          Enron LNG Development Corp., (Delaware)
               Enron India Natural Gas, Inc., (Delaware)
               Enron Transportation Services Ltd., (Cayman Islands)
     Enron Development Corp. - Colombia Branch, (N/A)
      Centragas - Transportadora de Gas de la Region,
          Central de Enron Development & Cia, S.C.A, (Colombia)
     Enron Development Corp. - UK Branch, (N/A)
     EEL Company Limited, (England)
                    Enron Petrochemicals B.V., (The Netherlands)
               Enron Europe Construction Limited, (England)
                                       NEPCO UK Limited, (England)
               Enron Europe Liquids Processing, (England)
                    Enron Pakistan Operating Company (Private)
                     Limited, (Pakistan)
               Enron Europe Power Holdings Limited, (England)
               Enron Europe Power Unlimited, (England)
                    Teesside Power Holdings Limited, (England)
                         Teesside Power Limited, (England)
               Enron Europe Power 5 Limited, (England)
               Enron Europe Severnside Holdings Limited, (England)
                    Enron Europe Severnside (No. 2) Limited, (England)
                         Enron Europe Severnside Limited, (England)
        Enron Gas Construction Limited, (England)
               Enron Gas Processing (U.K.) Limited, (England)
               Enron Guc Santrallari Isletme Limited Sirketi,
                (Turkey)
               Enron Power (Europe) Limited, (England)
                    Bretton Power, (England)
                    Enrici Power Marketing Limited, (England)
               Enron Power Construction Limited, (England)
                    Enron Gas Processing (Europe) Limited, (England)
               EnronCredit.com Limited, (England)
                    Enron Financial Energy Trading L.L.C., (Delaware)
               Enron SB 2, (England)
                    IPG Power Limited, (England)
     Enron SB Operations & Maintenance Limited, (England)
               Falco UPG, Limited, (England)
                    UPG Falco Limited, (England)
               Flotilla Power Limited, (England)
               Flotilla Power (UK) Limited, (England)
               Kent Power Limited, (England)
               Teesside Gas Processing Limited, (England)
               Teesside Gas Transportation Limited, (England)
               Trenron Limited, (England)
                    Bretton Power, (England)
                    Enron Engineering Services, (England)
                    Enron Power Operations Teesside, (England)
          Enron SB Operations & Maintenance Limited, (England)
               Wallerscote Operations & Maintenance Ltd., (England) Wallerscote Power Operations Limited, (England)
                         Enron Power Operations Teesside, (England)
                    Teesside Gas Processing Limited, (England)
                    Teesside Gas Transportation Limited, (England)
     Enron International Holdings Corp., (Delaware)
          Enron Global, Inc., (Delaware)
               Enron Holding Company, L.L.C., (Delaware)
                    Enron Global Power & Pipelines L.L.C., (Delaware)
                         Enron Dominican Republic Ltd.,
                          (Cayman Islands)
                          Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Enron Dominican Republic Operations Ltd.,
                          (Cayman Islands)
                         Smith/Enron Cogeneration Limited
                          Partnership, (Turks & Caicos Isles)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
                         Enron Power Philippines Corp., (Philippines)
                         Smith/Enron O&M Limited Partnership,
                          (Turks & Caicos Isles)
          Enron Global Power & Pipelines L.L.C., (Delaware)
               Enron Dominican Republic Ltd., (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Dominican Republic Operations Ltd.,
                (Cayman Islands)
                    Smith/Enron Cogeneration Limited Partnership,
                     (Turks & Caicos Isles)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
               Enron Power Philippines Corp., (Philippines)
                    Smith/Enron O&M Limited Partnership,
                     (Turks & Caicos Isles)
                    Subic Power Corp., (Philippines)
               Puerto Quetzal Power Corp., (Delaware)
                    Electricidad del Pacifico, S.A., (Guatemala)
               Tombstone Assets, L.L.C., (Delaware)
      Superior Construction Company Cayman Islands Branch,
       (Cayman Islands)
           Enron Pipeline Construction India Limited Partnership,
            (Cayman Islands)
     Enron Power Construction (Brazil) Ltda., (Brazil)
     Enron Power Corp. - U.S., (Delaware)
          Enron Equipment Installation Company, (Delaware)
               Enron Equipment Procurement Company, (Delaware)
               Enron Export Sales Ltd., (Barbados)
               Enron Fuels International, Inc., (Delaware)
          Enron Onshore Procurement Company, (Delaware)
          Enron Power I (Puerto Rico), Inc., (Delaware)
               Enron/CNF Power Construction Partnership, (Delaware)
          Enron Power Construction Company, (Delaware)
               Enron Power Construction Brazil Ltda., (Brazil)
          Enron Power Oil Supply Corp., (Delaware)
          Enron Power Philippine Operating Corp., (Delaware)
          Superior Construction Company, (Delaware)
                           HorizEn, L.L.C, (Delaware)
     Enron Power Holdings B.V., (The Netherlands)
          Enron Power Holdings GmbH, (Germany)
               Enron Energie GmbH, (Germany)
               Kraftwerk Bitterfeld GmbH, (Germany)
     Enron Power Operating Company, (Delaware)
     Enron Subic Power Corp., (Philippines)
     Enron Trans-Caspian Limited, (Cayman Islands)
ENRON POWER INTERNATIONAL LTD., (Cayman Islands)
 ENRON PREFERRED FUNDING, L.P., (Delaware)
 ENRON PREFERRED FUNDING II, L.P., (Delaware)
 ENRON PROPERTY & SERVICES CORP., (Delaware)
 ENRON REALTY ADVISORS, INC., (Delaware)
 ENRON RUSSIA DEVELOPMENT, INC., (Delaware)
 ENRON S. A. HOLDINGS LTD., (Cayman Islands)
     Enron South Africa Ltd., (Cayman Islands)
     Enron S. A. Investments Ltd., (Cayman Islands)
ENRON SOUTH AMERICA LLC, (Delaware)
     Bijupira-Salema Development Company Ltd , (Cayman Islands)
     EI (Brazil) Water Holdings Ltd., (Cayman Islands)
          EI (Brazil) Water Investments Ltd., (Cayman Islands)
          EI Communications Holdings Ltd., (Cayman Islands)
                     Enron Communications do Brasil Ltda., (Brazil)
                     Enron Communications Holdings Ltda., (Brazil)
               Enron Argentina Development Ltd., (Cayman Islands)
                    CORDEX Americas 1997, L.L.C., (Delaware)
          Enron Argentina Investments, Inc., (Delaware)
          Enron CHESA (Delaware) Limited Liability Company, (Delaware)
               Enron CHESA Texas Limited Liability Company, (Texas)
                    Compania Hidroelectrica Enron S.A., (Argentina)
          Enron Argentina Ventures, Inc., (Delaware)
           Enron (Brazil) Energy Investments Ltd., (Cayman Islands)
           Enron (Brazil) Light Holdings Ltd., (Cayman Islands)
                       Enron (Brazil) Light Ltd., (Cayman Islands)
          Enron (Brazil) Northeast Development Ltd., (Cayman Islands)
          Enron (Brazil) Power Holdings 21 Ltd., (Cayman Islands)
                   Enron (Brazil) Power Investments 21 Ltd.,
                    (Cayman Islands)
          Enron (Brazil) Power Holdings 22 Ltd., (Cayman Islands)
                   Enron (Brazil) Power Investments 22 Ltd.,
                    (Cayman Islands)
          Enron (Brazil) Power Holdings 23 Ltd., (Cayman Islands)
                   Enron (Brazil) Power Investments 23 Ltd.,
                    (Cayman Islands)
          Enron (Brazil) Power Holdings 24 Ltd., (Cayman Islands)
                   Enron (Brazil) Power Investments 24 Ltd.,
                    (Cayman Islands)
          Enron (Brazil) Power Holdings 25 Ltd., (Cayman Islands)
                   Enron (Brazil) Power Investments 25 Ltd.,
                    (Cayman Islands)
          Enron (Brazil) Power Holdings II Ltd., (Cayman Islands)
                    Enron (Brazil) Power Investments II Ltd.,
                     (Cayman Islands)
                    ESAE - Empresa Sul Americana de Energia Ltda.,
                     (Brazil)
                    Enron America do Sul Ltda., (Brazil)
          Enron (Brazil) Power Holdings III Ltd., (Cayman Islands)
     EBE-Empresa Brasileira de Energia Ltda., (Brazil)
                    Enron (Brazil) Power Investments III Ltd.,
                     (Cayman Islands)
          EBE - Empresa Brasileira de Energia Ltda., (Brazil)
     Enron (Brazil) Power Holdings IV Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments IV Ltd., (Cayman Islands)
          Enron (Brazil) Power Holdings V Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments V Ltd., (Cayman Islands)
                    Enron Investimentos Energeticos Ltda., (Brazil) Elektro-Eletricidade e Servicos S/A, (Brazil)
                    EPC-Empresa Paranaense Comercializadora
                     Ltda., Elektro-Eletricidade e Servicos S/A,
                     (Brazil)
     Enron (Brazil) Power Holdings VI Ltd., (Cayman Islands)
                                Enron Gas do Brasil Ltda., (Brazil)
          Enron (Brazil) Power Investments VI Ltd., (Cayman Islands)
                                Enron Gas do Brasil Ltda., (Brazil)
     Enron (Brazil) Power Holdings VII Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments VII Ltd., (Cayman Islands)
     Enron (Brazil) Power Holdings VIII Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments VIII Ltd., (Cayman Islands)
     Enron (Brazil) Power Holdings IX Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments IX Ltd., (Cayman Islands)
          Enron (Brazil) Power Holdings X Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments X Ltd., (Cayman Islands)
     Enron (Brazil) Power Holdings XI Ltd., (Cayman Islands)
     Enron (Brazil) Power Investments XI Ltd., (Cayman Islands)
               ETB-Energia Total do (Brazil) Ltda., (Brazil)
                    Elektro-Eletricidade e Servicos S/A, (Brazil)
               ETB-Energia Total do (Brazil) Ltda., (Brazil)
          Enron (Brazil) Power Holdings XII Ltd., (Cayman Islands)
               SPE - Sociedade Paulista de Energia Ltda, (Brazil)
               SPE - Sociedade Fluminense de Energia Ltda.,(Brazil)
          Enron (Brazil) Power Investments XII Ltd., (Cayman Islands)
               SPE - Sociedade Paulista de Energia Ltda, (Brazil)
               PEP - Plena Energia Participacoes Ltda., (Brazil)
               PEP - Plena Energia Participacoes Ltda., (Brazil)
          Enron (Brazil) Power Holdings XIII Ltd., (Cayman Islands)
          Enron (Brazil) Power Investments XIII Ltd.,
           (Cayman Islands)
          Enron (Brazil) Power Holdings XIV Ltd., (Cayman Islands)
                   EPP-Energia Pura Participacoes Ltda., (Brazil)
          Enron (Brazil) Power Investments XIV Ltd., (Cayman Islands)
               EPP-Energia Pura Participacoes Ltda., (Brazil)
          Enron (Brazil) Power Holdings XV Ltd., (Cayman Islands)
               Cone Sul Energia Ltda., (Brazil)
          Enron (Brazil) Power Investments XV Ltd., (Cayman Islands)
               Cone Sul Energia Ltda., (Brazil)
          Enron (Brazil) Power Holdings XVI Ltd., (Cayman Islands)
               BRASEN-Brasil Energia Ltda., (Brazil)
          Enron (Brazil) Power Investments XVI Ltd., (Cayman Islands)
               BRASEN-Brasil Energia Ltda., (Brazil)
          Enron (Brazil) Power Holdings XVII Ltd., (Cayman Islands)
               ENERSIL-Energia do Brasil Ltda., (Brazil)
          Enron (Brazil) Power Investments XV II Ltd.,
           (Cayman Islands)
               ENERSIL-Energia do Brasil Ltda., (Brazil)
          Enron (Brazil) Power Holdings XV III Ltd., (Cayman Islands)
               SPGIA-Sao Paulo Energial Ltda., (Brazil)
          Enron (Brazil) Services Ltd., (Cayman Islands)
          Enron (Brazil) Ltd., (Cayman Islands)
          Enron America do Sul Ltda , (Brazil)
          Enron America do Sul Ltda.-Salvador Branch, (Brazil)
          Enron America do Sul Ltda.-Rio Branch, (Brazil)
          Enron Development Belo Horizonte Ltd., (Cayman Islands)
          Enron (Brazil) Development C.V., (The Netherlands)
          Enron Development (Brazil) Ltd., (Cayman Islands)
          Enron Electric Power (Brazil) C.V., (The Netherlands)
          Enron do (Brazil) Holdings Ltd., (Cayman Islands)
                  EPE-Empressa Produtora de Energia Ltda., (Brazil)
          Enron do (Brazil) Investments Ltd., (Cayman Islands)
                EPE-Empressa Produtora de Energia Ltda.,(Brazil)
                  EPE Holdings Ltd., (Cayman Islands)
                  EPE Generation Holdings Ltd., (Cayman Islands)
                  EPE Investments Ltd., (Cayman Islands)
                  EPE Generation Holdings Ltd., (Cayman Islands)
               Enron Electric (Bolivia) Ltd., (Cayman Islands)
               Enron Energia del Valle 2 Ltd., (Cayman Islands)
               Enron Electric (Brazil) Holdings Ltd., (Cayman Islands)
          Enron Electric (Brazil) Ltd., (Cayman Islands)
          Enron Wenchang Investments Ltd., (Cayman Islands)
               Enron Energia de Bolivia Holdings Ltd.,
                (Cayman Islands)
          Enron Energia de Bolivia Investments Ltd., (Cayman Islands)
               Enron International Argentina Holdings Ltd.,
                (Cayman Islands)
          Enron Comercializadora de Energia Argentina S.A.,
           (Argentina)
           Enron International Argentina Investments Ltd.,
           (Cayman Islands)
          Enron America del Sur S.A., (Argentina)
          Enron International Argentina Transmission Ltd.,
           (Cayman Islands)
          Enron International Argentina Transmission Investment Ltd.,
           (Cayman Islands)
          Enron International Bahia Ltd., (Cayman Islands)
               EBD - Empresa Brasileira Distribudora Ltda., (Brazil)
          Enron International Bahia Holdings Ltd., (Cayman Islands)
               EBD - Empresa Brasileira Distribudora Ltda., (Brazil)
          Enron Servicos de Energia Ltda., (Brazil)
          Enron International Bolivia Holdings Ltd., (Cayman Islands) GasOriente Boliviano S.A., (Bolivia)
     Enron International Bolivia Investments Ltd., (Cayman Islands)
          GasOriente Boliviano S.A., (Bolivia)
     Enron International Latin America Ltd., (Cayman Islands)
     Enron International Latin America Investments Ltd.,
      (Cayman Islands)
     Enron International Rio Investments 1997 Ltd., (Cayman Islands)
     Enron Paysandu Holdings Ltd., (Cayman Islands)
          Enron Paysandu Development Ltd., (Cayman Islands)
     Enron Power Mato Grosso Do Sul Holdings Ltd., (Cayman Islands)
          Enron Power Mato Grosso do Sul Ltd., (Cayman Islands)
          Enron PSB Marketing Holdings Ltd., (Cayman Islands)
          Enron PSB Marketing Holdings II Ltd., (Cayman Islands)
           Enron PSB Marketing Investments Ltd., (Cayman Islands)
     Enron Puerto Suarez Holdings Ltd., (Cayman Islands)
          Enron Puerto Suarez Investments Ltd., (Cayman Islands)
     Enron Reserve 7 B.V., (The Netherlands)
          Enron (Bolivia) C.V. (The Netherlands)
            Gas TransBolivianao S. A., (Bolivia)
     Enron Reserve 8 B.V., (The Netherlands)
          Enron Caribe C.V., (The Netherlands)
          Enron Power I C.V., (The Netherlands)
                Enron Power Honduras S. de R.L. de C.V., (Honduras)
         Enron Servicios De Energia, S.A., (Bolivia)
         Enron South America Turbine LLC, (Delaware)
         Enron South America Energy Services Holdings Ltd.,
         (Cayman Islands)
        Enron South America Energy Services Investments Ltd.,
         (Cayman Islands)
         Enron Transportadora De Bolivia Ltd., (Cayman Islands)
         Enron Transportadora (Bolivia) S.A., (Bolivia)
         Enron Transportadora Uruguay Ltd., (Cayman Islands)
             Enron Pipeline Uruguay Ltd., (Cayman Islands)
             Perez Enron Transportadora Ltd., (Cayman Islands)
          Gas Natural Sudamericano Ltd., (Cayman Islands)
          International Energy Developments of Peru Corp., (Delaware) International Energy Investments of Peru Corp., (Delaware) International Energy Holdings of Peru Corp., (Delaware)
          Millenium Energy Ltd., (Cayman Islands)
          Rio Energia Holdings Ltd., (Cayman Islands)
               Rio Energia Investments Ltd., (Cayman Islands)
          Southern (Brazil) Electric Holdings Ltd., (Cayman Islands)
              Enron Sao Paulo Investments Ltd., (Cayman Islands)
          Enron Electric Sao Paulo C.V., (The Netherlands)
          Southern Cone Gas, Ltd., (Cayman Islands)
          Enron Reserve III B.V., (The Netherlands)
               Enron Wenchang Power C.V., (The Netherlands)
               Hainan Meinan Power Company CJV, (China)
               Hainan Meinan Power Services Company, Limited,
                (China)
               Hainan Meinan Power Company CJV, (China)
                    Enron Wenchang Power C.V., (The Netherlands)
                         Hainan Meinan Power Company CJV, (China)
               Hainan Holdings Ltd., (Cayman Islands)
               Enron Reserve III B.V., (The Netherlands)
                    Enron Wenchang Power C.V., (The Netherlands)
                         Hainan Meinan Power Company CJV, (China)
                    Hainan Meinan Power Services Company, Limited,
                     (China)
                         Hainan Meinan Power Company CJV, (China)
               Enron Wenchang Power C.V., (The Netherlands)
                          Hainan Meinan Power Company CJV, (China)
               Hainan Funding LLC, (Turks & Caicos Isles)
     Southwest (Brazil) Electric Holdings Ltd., (Cayman Islands)
               Enron Electric Mato Gross do Sul C.V.,
                (The Netherlands)
     Enron Mato Grosso do Sul Investments Ltd., (Cayman Islands)
          Enron Electric Mato Gross do Sul C.V., (The Netherlands)
     Enron West Africa Pipeline ltd., (Cayman Islands)
     Enron & Partners Limited, (England)
     ET Power 1 L.L.C., (Delaware)
     ET Power 2 L.L.C., (Delaware)
     ET Power 3 L.L.C., (Delaware)
             LFT Power I, LLC, (Delaware)
             LFT Power II, LLC, (Delaware)
             LFT Power III, LLC, (Delaware)
     Mesquite Holdings B.V., (The Netherlands)
          Enron Design C.V., (The Netherlands)
          Enron Dutch Investment No. 2, (England)
          Enron Power Holdings C.V., (The Netherlands)
               Trakya Elektrik Uretim ve Ticaret A.S., (Turkey)
                    Enron Power Management B.V., (The Netherlands)
                         Enron Design C.V., (The Netherlands)
                    Enron Proje Yonetimi Limited Sirketi, (Turkey)
          Enron Turkey Energy B.V., (The Netherlands)
               Enron Power Holdings C.V., (The Netherlands)
                    Trakya Elektrik Uretim ve Ticaret A.S., (Turkey)
                         Enron Power Management B.V.,
                          (The Netherlands)
                         Enron Design C.V., (The Netherlands)
                         Enron Proje Yonetimi Limited Sirketi,
                          (Turkey)
               Enron Power Holdings (Turkey) B.V., (The Netherlands)
     Tekarioca Holdings Ltd., (Cayman Islands)
ENRON SPORTS CORP., (Delaware)
      Stadium Partners, L. P., (Texas)
ENRON STORAGE COMPANY, (Delaware)
     Napoleonville Storage Company Limited Partnership, (Texas)
ENRON SUPPLY CORP., (Delaware)
ENRON TAWEELAH POWER COMPANY, (Cayman Islands)
ENRON TRAILBLAZER PIPELINE COMPANY, (Delaware)
     Trailblazer Pipeline Company, (Pending)
ENRON VENTURES CORP., (Delaware)
     Catalytica Combustion Systems, Inc., (Delaware)
     Enron Nuclear Services Corp., (Delaware)
     Enron Vietnam Investments Ltd., (Cayman Islands)
ENRON WASHINGTON, INC., (Delaware)
ENRON VALKYRIE, LLC, (Delaware)
EOC PREFERRED, L.L.C., (Delaware)
EOTT ENERGY PARTNERS, L.P., (Delaware)
ES POWER 1 L.L.C., (Delaware)
     ES Power 3 L.L.C., (Delaware)
          Enron Dutch Holdings B.V., (The Netherlands)
               Sarlux S.R.L., (The Netherlands)
ES POWER 2 L.L.C., (Delaware)
     ES Power 1 L.L.C., (Delaware)
          ES Power 3 L.L.C., (Delaware)
               Enron Dutch Holdings B.V., (The Netherlands)
                    Sarlux S.R.L., (Pending).
ES POWER 3 L.L.C., (Delaware)
     Enron Dutch Holdings B.V., (The Netherlands)
          Sarlux S.R.L., (Pending).
GRAND SLAM PARKING, INC., (Delaware)
GRIZZLY I, LLC, (Delaware)
         Timberwolf I, LLC, (Delaware)
GULF COMPANY LTD., (Vermont)
HALF DOME LLC, (Delaware)
HARRIER I LLC, (Delaware)
          Talon I LLC, (Delaware)
HOUSTON ECONOMIC OPPORTUNITY FUND, L.P., (Delaware)
HOUSTON PIPE LINE COMPANY, (Delaware)
           A-S Line, (Delaware)
           Austin Line, (Delaware)
           Big Cowboy Line, (Delaware)
     Citrus Corp., (Delaware)
               Citrus Energy Services, Inc., (Delaware)
               Citrus Trading Corp., (Delaware)
               Florida Gas Transmission Company, (Delaware)
                            Border Gas, Inc., (Delaware)
     Coal Properties Corporation, (Illinois)
     Enron Engineering & Construction Company, (Texas)
                   Enron Power & Industrial Construction Company,
                    (Delaware)
                   Enron Engineering Acquisition Corp., (Delaware)
                 Enron Advisory Services, Inc., (Delaware)
          National Energy Production Corporation, (Delaware)
               NEPCO Services International, Inc., (Delaware)
               Thai Nepco, Ltd., (Thailand)
               Operational Energy Corp., ((California))
                         OEC Holding Ltd., (Cayman Islands)
                    Enron Gaza Operations Ltd.,(Cayman Islands)
     Enron Industrial Natural Gas Company, (Delaware)
     Maliseet Properties, Inc., (Delaware)
     Enron Texoma Gas Company, (Texas)
     Houston Pipe Line Marketing Company, (Texas)
     HPL Resources Company, (Delaware)
                    Overthrust Pipeline Company, N/A
     Intratex Gas Company, (Delaware)
          Kingfisher I L.L.C., (Delaware)
               Whitewing Associates LP, (Delaware)
                    Blue Herron I LLC, (Delaware)
                         HPL Asset Holdings L.P., (Delaware)
                              Merlin Acquisition L.P., (Delaware)
                         ECT Colombia Pipeline Holdings 2 Ltd.,
                          (Cayman Islands)
                          Promigas S.A., E.S.P., (Pending).
                              Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P., (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                              Gases de la Guajira S.A., E.S.P., (Pending).
                                   Gases Del Occidente S.A., E.S.P.,
                                    (Barranquilla))
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                              European Power Holdings, (England)
                              Pelican Bidder LLC, (Delaware)
                                   Blackbird S.a.r.l., (Luxembourg)
                                        Enron Poland Investment B.V.,
                                         (The Netherlands)
                                    Elektrocieplownia Nowa Sarzyna Sp.
                                      Z.o.o., (Poland)
                              Pelican Bidder Cayman Limited,
                               (Cayman Islands)
                         European Power Holdings, (England)
                              SE Acquisition, L.P., (Delaware)
                              Fiber Systems L.P., (Delaware)
                              Merlin Acquisition L.P., (Delaware)
                              ECT Colombia Pipeline Holdings 2 Ltd.,
                               (Cayman Islands)
                              Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                              Gases Del Occidente S.A., E.S.P.,
                               (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
          HPL Asset Holdings L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                           ECT Colombia Pipeline Holdings 2 Ltd.,
                            (Cayman Islands)
                    Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                         Gas de Risaralda S.A., (Pending).
                         Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                         Gases Del Occidente S.A., E.S.P.,
                          (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                    SE Acquisition, L.P., (Delaware)
                          Merlin Acquisition L.P., (Delaware)
                              ECT Colombia Pipeline Holdings 2 Ltd.,
                               (Cayman Islands)
                              Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                         Gases Del Occidente S.A., E.S.P.,
                          (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                            SE Raven L.P., (Delaware)
                           SE Thunderbird, L.P., (Delaware)
                    SE Raptor L.P., (Delaware)
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
          SE Acquisition, L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                    ECT Colombia Pipeline Holdings 2 Ltd.,
                     (Cayman Islands)
                       Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P., (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P, (Pending).
                         Gases Del Occidente S.A., E.S.P., (Barranquilla) Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
     Little Looper, L.L.C., (Delaware)
             Little Piper, L.L.C., (Delaware)
             Middle Piper, L.L.C., (Delaware)
                           Main Piper, L.P., (Texas)
             Main Piper, L.P., (Texas)
             Meter Acquisition Company LP, LLP, (Delaware)
     MidTexas Pipeline Company (Joint Venture), (Pending)
     Middle Looper, L.L.C., (Delaware)
     Panhandle Gas Company, (Delaware)
     Riverside Farms Company, (Illinois)
     San Marco Pipeline Company, (Colorado)
     Seagull Shoreline System, (Pending)
            South Texas Line, (Pending).
     Transgulf Pipeline Company, (Florida)
 NORTHERN PLAINS NATURAL GAS COMPANY, (Delaware)
     Longhorn Assets, L.L.C., (Delaware)
            NBIL I, L.L.C., (Delaware)
             NBIL II, L.L.C., (Delaware)
                       NBIL I, L.L.C., (Delaware)
      Northern Border Intermediate Limited Partnership, (Delaware)
                  Black Mesa Holdings, Inc., (Delaware)
                  Black Mesa Pipeline Operations, L.L.C., (Delaware)
          NBP Energy Pipelines, L.L.C., (Delaware)
               Northern Border Pipeline Company, (Texas)
          Williams Technologies, Inc., (Oklahoma)
               China Pipeline Holdings Ltd., (Cayman Islands)
     Northern Border Partners, L.P., (Delaware)
                   Northern Border Intermediate L.P., (Delaware)
     Northern Border Pipeline Corporation, (Delaware)
      Pan Border Gas Company, (Delaware)
 NOWA SARZYNA HOLDING B.V., (The Netherlands)
     Enron Poland Investment B.V. (The Netherlands)
               Elektrocieplownia Nowa Sarzyna Sp. z o.o, (Pending)
OMICRON ENTERPRISES, INC., (Delaware)
           Artemis Associates, L.L.C., (Delaware)
          EFS Construction and Services Company, (Delaware)
          EFS Holdings, Inc., (Delaware)
               Affiliated Building Services, Inc. Holding Company,
                (Delaware)
                    Affiliated Building Services, Inc., (Delaware)
                         Affiliated Building Services Pty. Ltd.,
                          (Australia)
                         Affiliated Building Services, Investment
                          Company, (Delaware)
               EFS Corporate Services, Inc., (Delaware)
               Limbach Facility Services, Inc., (Delaware)
                    EFG Holdings, Inc., (Delaware)
                         The Linc Corporation, (Pennsylvania)
                              The Linc Company, (Pennsylvania)
                              The Linc Corporation Investment
                               Company, (Pending).
                    Harper Mechanical Corporation, (Pending).
                   Harper Mechanical Corporation Investment Company,
                     (Delaware)
                    Limbach Company Holding Company, (Delaware)
                        The Linc Corporation Holding Company, (Delaware)
                         Limbach Company, (Pennsylvania)
                      Limbach Company Investment Company, (Delaware)
                    Mechanical Professional Services, Inc., (Pending).
               The Linc Corporation Holding Company, (Delaware)
               Williard, Inc., (Delaware)
                    Williard Inc, Investment Company, (Delaware)
               Williard Plumbing Company, L.P., (Delaware)
          Enron Facility Services, Inc., (Delaware)
OPTEC, INC., (Oregon)
ORGANIZATIONAL PARTNER, INC., (Delaware)
PEREGRINE I LLC, (Delaware)
      HPL Asset Holdings L.P., (Delaware)
      Whitewing Associates LP, (Delaware)
            Blue Herron I LLC, (Delaware)
                    HPL Asset Holdings L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                             ECT Colombia Pipeline Holdings 2 Ltd.,
                              (Cayman Islands)
                    Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                              Gases Del Occidente S.A.,
                               E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                            European Power Holdings, (England)
                            Pelican Bidder Cayman Limited,
                             (Cayman Islands)
                                   European Power Holdings, (England)
                    SE Acquisition, L.P., (Delaware)
                           Merlin Acquisition L.P., (Delaware)
                               ECT Colombia Pipeline Holdings 2 Ltd.
                                (Cayman Islands)
                         Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                             Gases Del Occidente S.A.,
                              E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
            HPL Asset Holdings L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                           ECT Colombia Pipeline Holdings 2 Ltd.,
                            (Cayman Islands)
                    Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                              Gases Del Occidente S.A.,
                               E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                    SE Acquisition, L.P., (Delaware)
                          Merlin Acquisition L.P., (Delaware)
                               ECT Colombia Pipeline Holdings 2 Ltd.,
                                (Cayman Islands)
                          Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                    Gases Del Occidente S.A., E.S.P.,
                     (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                            SE Raven L.P., (Delaware)
                           SE Thunderbird, L.P., (Delaware)
                    SE Raptor L.P., (Delaware)
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
            SE Acquisition, L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                             ECT Colombia Pipeline Holdings 2 Ltd.
                               (Cayman Islands)
                       Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                         Gases Del Occidente S.A., E.S.P.,
                         (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
PORTLAND GENERAL ELECTRIC COMPANY, (Oregon)
     Portland General Transport Corporation, (Oregon)
     121 S.W. Salmon St. Corporation, (Oregon)
         Salmon Springs Hospitality Group, Inc., (Oregon)
          World Trade Center Northwest Corporation, (Oregon)
PORTLAND GENERAL HOLDINGS, INC., (Oregon)
     PGH Leasing, LLC, (Oregon)
          Seneca Leasing Partners, L.P., (Delaware)
         PGH II, Inc., (Oregon)
                   Columbia-Pacific Distribution Services Company,
                    LLC, (Oregon)
                 Enron Distribution Services Company, LLC, (Delaware)
                  Peregrine Ventures II, L.P., (Pending)
                  Portland Energy Solutions Company, LLC, (Oregon)
                  Portland General Distribution Company, (Oregon)
                              Columbia-Pacific  Distribution Services
                               Company, LLC, (Oregon)
                            Enron Distribution Services Company, LLC,
                             (Delaware)
                            Portland Energy Solutions Company, LLC,
                             (Oregon)
                   Portland General Operations Company, Inc., (Oregon)
                  Tule Hub Services Company, (Oregon)
     Portland General Operations Company, Inc., (Oregon)
                   PGO Holding Company Ltd., (Cayman Islands)
                   PGO-Mexico ComUpgrade Ltd., (Cayman Islands)
                            PGO-Mexico ComUpgrade 1, LLC, (Delaware)
                            PGO-Mexico ComUpgrade 2, LLC, (Delaware)
                   PGO-Mexico Ltd., (Cayman Islands)
                            PGO-Mexico 1 LLC, (Delaware)
                            PGO-Mexico 2 LLC, (Delaware)
     Portland General Property Holdings, Inc., (Oregon)
     Tule Hub Services Company, (Oregon)
PORTLAND TRANSITION COMPANY, INC., (Oregon)
PRAIRIE HAWK, INC., (Delaware)
PRONGHORN I LLC, (Delaware)
        Porcupine I LLC, (Delaware)
ROADRUNNER I LLC, (Delaware)
        Bobcat I LLC, (Delaware)
SEMINOLE CAPITAL LLC, (Delaware)
                               SENTINEL DOME LLC, (Delaware)
                   SEQUOIA FINANCIAL ASSETS, LLC, (Delaware)
SHELBY LTD., (Cayman Islands)
SMITH STREET LAND COMPANY, (Delaware)
      Enron Renewable Energy Corp., (Delaware)
      Enron Solar Energy, Inc., (Delaware)
              EREC Nepal Development Ltd., (Cayman Islands)
   Enron Wind Corp., (California)
     Enron Wind Corp. Holdings B.V., (The Netherlands)
                               Enron Wind Denmark ApS, (Denmark)
                               Enron Wind Gunfleet Limited, (England)
                         Owenreagh Power Partners Ltd., (Cayman Islands)
                        Owenreagh Cayman Power Partners, LLC,
                         (Cayman Islands)
                    Owenreagh Power Partners, (Cayman Islands)
                                Tacke Sverige AB, (Sweden)
                               Vindkraftbolaget Utgrunden Aktiebolag,
                                (Sweden)
       Enron Wind Domestic Holding Corp., (California)
          Enron Wind Development Corp., (California)
               Enron Wind Cabazon Funding LLC, (Delaware)
               Cabazon Holdings LLC, (Delaware)
               Cabazon Power Partners LLC, (Delaware)
               Enron Wind Cabazon LLC, (Delaware)
               Cabazon Holdings LLC, (Delaware)
               Cabazon Power Partners LLC, (Delaware)
               Enron Wind Indian Mesa, (Delaware)
               Enron Wind Indian Mesa II LLC, (Delaware)
               Indian Mesa Power artners II LP, (Delaware)
               Enron Wind Indian Mesa I LLC, (Delaware)
               Indian Mesa Power Partners III LP, (Delaware)
               Enron Wind Lake Benton LLC, (Delaware)
               Lake Benton Power Associates LLC, (Delaware)
          Lake Benton Holdings LLC, (Delaware)
          Lake Benton Power Partners LLC, (Delaware)
               Enron Wind Midwest LLC, (Delaware)
                    Enron Wind Lake Benton II LLC, (Delaware)
                         Lake Benton Power Partners II LLC, (Delaware)
                    Enron Wind Storm Lake I LLC, (Delaware)
                         Storm Lake Power Partners I LLC, (Delaware)
                    Enron Wind Storm Lake II LLC, (Delaware)
                         Storm Lake Power Partners II LLC, (Delaware)
                    Storm Lake II Power Associates LLC, (Delaware)
                         Storm Lake II Holdings LLC, (Delaware)
               Enron Wind Palm Springs LLC, (Delaware)
                    Palm Springs Power Partners LLC, (Delaware)
                    Enron Wind Southwest Texas I LLC, (Delaware)
                    Southwset Texas Power Partners I LP, (Delaware)
               Enron Wind Texas Panhandle LLC, (Delaware)
               Gorman Power Partners I LLC, (Delaware)
               Green Power Partners I LLC, (Delaware)
               Green Power Partners II LLC, (Delaware)
               Indian Mesa Power Partners II LLC, (Delaware)
               Indian Mesa Power Partners III LP, (Delaware)
               Indian Mesa Power Partners II LP, (Delaware)
               Indian Mesa Power Partners I LP, (Delaware)
               Kahua Power Partners LLC, (Delaware)
               Lake Wilson Power Partners I LLC, (Delaware)
               Midwest Power Funding LLC, (Delaware)
               Painted Hills Power Partners I LLC, (Delaware)
               Rocky Mountain Power Partners LLC, (Delaware)
               Rocky Mountain Power Partners II LLC, (Delaware)
                    Southwest Texas Power Partners I LP, (Delaware)
               Texas Panhandle Power Partners I LP, (Delaware)
               Victory Garden Power Partners I LLC, (Delaware)
               Zond Cabazon Development Corporation, (Delaware)
               Zond Iowa Development Corporation, (Delaware)
               Zond Maine Development Corporation, (Delaware)
          Zond Palm Springs Development Corporation, (California)
               Palm Springs Wind Developers, (California)
          Enron Wind Systems, Inc., (California)
               Enron Wind Funding LLC, (Delaware)
                        Storm Lake II Power Associates LLC , (Delaware)
               Enron Wind Overseas Development Limited, (England)
             Cambrian Wind Energy Limited, (Wales)
               Enron Wind Ireland Limited, (Ireland)
                    Mynydd Gorddu Maintenance Limited, (England)
                    Parco Eolico Faeto S.R.L., (Italy)
                    Zond International Contractors Limited, (England)
          Mesa Wind Developers, (California)
          Painted Hills Wind Developers, (California)
          Sky River LLC, (Delaware)
          Sky River Partnership, (California)
          Sagebrush Partner Fifteen, Inc., (California)
               Triveni Zond Private Limited, (India)
               Victory Garden LLC, (Delaware)
                    Victory Garden Phase IV Partnership,
                    Sixteen, Inc., (California)
          Zond Mesa-VGIV Corporation, (California)
                      Zond Construction Corporation, (California)
                      Zond Construction II Corporation, (California)
                   Mesa Construction Company, (California)
                   Mesa Construction II Company, (California)
          Zond Pacific, Inc., (Hawaii)
          Zond Windsystems Management Corporation, (California)
               Zond-PanAero Windsystems Partners I, (California)
          Zond Windsystems Management Corporation II, (California)
               Zond-PanAero Windsystems Partners II, (California)
          Zond Windsystems Management Corporation III, (California)
               Zond Windsystems Partners, Ltd.Series 85-A, (California) Sagebrush Partner Seventeen, Inc., (California)
          Zond Windsystems Management Corporation IV, (California)
               Zond Windsystems Partners, Ltd.Series 85-B, (California)
                    Sagebrush Partner Eighteen, Inc., (California)
          Zond Windsystems Management Corporation V, (California)
               Zond Windsystems Partners, Ltd. Series 85-C, (California) Sagebrush Partner Nineteen, Inc., (California)
          Zond Windsystems Operating Corporation, (California)
          ZWHC, L.L.C., (California)
     Sagebrush Partners Twenty, Inc., (California)
     Enron Wind Holdings B.V., (The Netherlands)
     Enron Wind Holding GmbH, (Germany)
          Enron Wind GmbH, (Germany)
          Enron Wind Service GmbH, (Germany)
Enron Wind International Development Corp., (California)
     Enron Wind International Holding Corp., (California)
          Enron Wind Cayman Holding Corp., (Cayman Islands)
                 Enron Wind Development Holdings B.V.,
                  (The Netherlands)
                      Enron Wind Hellas Holdings B.V.,
                       (The Netherlands)
               Aeolos S.A., (Greece)
              IWECO Megali Vrissi S.A., (Greece)
               Enron Wind Hellas S.A.-Construction Management
                Services of Wind Power Stations, (Greece)
               Enron Wind Hellas S.A.-Operation Maintenance Services
                of Wind Power Stations, (Greece)
               Mynydd Eleri Limited, (Cayman Islands)
               Zond Cayman Corporation, (Cayman Islands)
                    Mynydd Eleri Limited, (Cayman Islands)
                    Zond Cayman Corporation, (Cayman Islands)
                    Zond Honduras L.L.C., (Cayman Islands)
                    Zond Power Partners of Chandras L.L.C.,
                     (Cayman Islands)
                    Zond Power Partners of Honduras L.L.C.,
                     (Cayman Islands)
                    Zond Power Partners of Megali Vrissi L.L.C.,
                     (Cayman Islands)
                    Zond Power Partners of Mynydd Gorddu L.L.C.,
                     (Cayman Islands)
                    Mynydd Gorddu Investment Company,
                     (Cayman Islands)
               Zond Power Partners of Owenreagh L.L.C.,
                (Cayman Islands)
          Enron Wind de Espana, S.L., (Spain)
          Zond Chile S.A., (Chile)
          Zond de Espana Parques Eolicos, S.L., (Spain)
               Zond Honduras L.L.C., (Cayman Islands)
               Zond Power Partners of Chandras L.L.C.,
                (Cayman Islands)
               Zond Power Partners of Honduras L.L.C.,
                (Cayman Islands)
               Zond Power Partners of Megali Vrissi L.L.C.,
                (Cayman Islands)
               Zond Power Partners of Mynydd Gorddu L.L.C.,
                (Cayman Islands)
               Zond Power Partners of Owenreagh L.L.C.,
                (Cayman Islands)
                    Owenreagh Power Partners, (Cayman Islands)
     Iweco S.A., (Greece)
          Aeolos S.A., (Greece)
          Iweco Megali Vrissi S.A., (Greece)
     Iweco Megali Vrissi S.A., (Greece)
     X2Y2 Corporation, (California)
     Zond Construction Corporation, (California)
     Zond Construction Corporation II, (California)
     Mesa Construction Company II, (California)
     Zond Construction Corporation III, (California)
     Zond Construction Corporation IV, (California)
     Zond Constructors, Inc., (California)
     Zond Constructors II, Inc., (California)
          Zond Minnesota Construction Company L.L.C., (California)
     Zond Minnesota Construction Company L.L.C., (California)
     Enron Wind Development Corp., (Pending).
     Enron Wind Energy Systems Corp., (California)
     Zond International Sales Corporation, (Barbados)
     Enron Wind Maintenance Corp., (California)
     Zond Victory Garden Phase IV  Maintenance Corporation,
      (California)
 SPORTS FINANCING CORP., (Delaware)
      Stadium Facilities, L. P., (Texas)
TRANSBORDER GAS SERVICES II LTD., (Cayman Islands)
TRANSBORDER SHIPPING SERVICES LTD., (Cayman Islands)
WHITEWING ASSOCIATES LP, (Delaware)
          Blue Herron I LLC, (Delaware)
                    HPL Asset Holdings L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                             ECT Colombia Pipeline Holdings 2 Ltd.,
                              (Cayman Islands)
                    Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P., (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P.,
                          (Pending).
                         Gases Del Occidente S.A., E.S.P.,
                          (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                            European Power Holdings, (England)
                            Pelican Bidder Cayman Limited,
                             (Cayman Islands)
                                   European Power Holdings, (England)
                    SE Acquisition, L.P., (Delaware)
                           Merlin Acquisition L.P., (Delaware)
                               ECT Colombia Pipeline Holdings 2 Ltd.
                                (Cayman Islands)
                         Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P.,
                          (Pending).
                         Gases Del Occidente S.A., E.S.P.,
                          (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A. , (Pending).
                              Tolgas S.A., (Pending).
          HPL Asset Holdings L.P., (Delaware)
                    Merlin Acquisition L.P., (Delaware)
                           ECT Colombia Pipeline Holdings 2 Ltd.
                            (Cayman Islands)
                    Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P., (Pending).
                              Gases Del Occidente S.A., E.S.P.,
                               (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                    SE Acquisition, L.P., (Delaware)
                          Merlin Acquisition L.P., (Delaware)
                               ECT Colombia Pipeline Holdings 2 Ltd.,
                                (Cayman Islands)
                          Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                              Gases de la Guajira S.A., E.S.P.,
                               (Pending).
                              Gas de Risaralda S.A., (Pending).
                              Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P.,
                          (Pending).
                         Gases Del Occidente S.A.,
                               E.S.P., (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                    SE Raven L.P., (Delaware)
                          SE Thunderbird, L.P., (Delaware)
                    SE Raptor L.P., (Delaware)
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
          SE Acquisition, L.P., (Delaware)
                     Merlin Acquisition L.P., (Delaware)
                             ECT Colombia Pipeline Holdings 2 Ltd.,
                              (Cayman Islands)
                         Promigas S.A., E.S.P., (Pending).
                         Gases del Caribe S.A., E.S.P., (Pending).
                         Gases de la Guajira S.A., E.S.P.,
                          (Pending).
                         Gas de Risaralda S.A., (Pending).
                         Gasnacol S.A., (Pending).
                         Gases de la Guajira S.A., E.S.P.,
                          (Pending).
                              Gases Del Occidente S.A., E.S.P.,
                               (Barranquilla)
                         Surtigas S.A., E.S.P., (Pending).
                              Gasnacol S.A., (Pending).
                              Tolgas S.A., (Pending).
                     Purple Martin, LLC, (Delaware)
                    SE Raven L.P., (Delaware)
                    SE Thunderbird, L.P., (Delaware)
YELLOWKNIFE INVESTORS, INC., (Delaware)